                                               Filed Pursuant to Rule 433
                                               Registration File No.: 333-130536

                      Banc of America Securities [LOGO](TM)

                  _____________________________________________

      THE ASSET-BACKED SECURITIES REFERRED TO IN THESE MATERIALS, AND THE ASSET
POOLS BACKING THEM, ARE SUBJECT TO MODIFICATION OR REVISION (INCLUDING THE
POSSIBILITY THAT ONE OR MORE CLASSES OF SECURITIES MAY BE SPLIT, COMBINED OR
ELIMINATED AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS)
AND ARE OFFERED ON A "WHEN, AS AND IF ISSUED" BASIS. YOU UNDERSTAND THAT, WHEN
YOU ARE CONSIDERING THE PURCHASE OF THESE SECURITIES, A CONTRACT OF SALE WILL
COME INTO BEING NO SOONER THAN THE DATE ON WHICH THE RELEVANT CLASS HAS BEEN
PRICED AND WE HAVE CONFIRMED THE ALLOCATION OF SECURITIES TO BE MADE TO YOU; ANY
"INDICATIONS OF INTEREST" EXPRESSED BY YOU, AND ANY "SOFT CIRCLES" GENERATED BY
US, WILL NOT CREATE BINDING CONTRACTUAL OBLIGATIONS FOR YOU OR US.

      BECAUSE THE ASSET-BACKED SECURITIES ARE BEING OFFERED ON A "WHEN, AS AND
IF ISSUED" BASIS, ANY SUCH CONTRACT WILL TERMINATE, BY ITS TERMS, WITHOUT ANY
FURTHER OBLIGATION OR LIABILITY BETWEEN US, IF THE SECURITIES THEMSELVES, OR THE
PARTICULAR CLASS TO WHICH THE CONTRACT RELATES, ARE NOT ISSUED. BECAUSE THE
ASSET-BACKED SECURITIES ARE SUBJECT TO MODIFICATION OR REVISION, ANY SUCH
CONTRACT ALSO IS CONDITIONED UPON THE UNDERSTANDING THAT NO MATERIAL CHANGE WILL
OCCUR WITH RESPECT TO THE RELEVANT CLASS OF SECURITIES PRIOR TO THE CLOSING
DATE. IF A MATERIAL CHANGE DOES OCCUR WITH RESPECT TO SUCH CLASS, OUR CONTRACT
WILL TERMINATE, BY ITS TERMS, WITHOUT ANY FURTHER OBLIGATION OR LIABILITY
BETWEEN US (THE "AUTOMATIC TERMINATION"). IF AN AUTOMATIC TERMINATION OCCURS, WE
WILL PROVIDE YOU WITH REVISED OFFERING MATERIALS REFLECTING THE MATERIAL CHANGE
AND GIVE YOU AN OPPORTUNITY TO PURCHASE SUCH CLASS. TO INDICATE YOUR INTEREST IN
PURCHASING THE CLASS, YOU MUST COMMUNICATE TO US YOUR DESIRE TO DO SO WITHIN
SUCH TIMEFRAME AS MAY BE DESIGNATED IN CONNECTION WITH YOUR RECEIPT OF THE
REVISED OFFERING MATERIALS.

MBS NEW ISSUE TERM SHEET

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-E
$632,313,000 (APPROXIMATE)

CLASSES 1-A-1, 1-A-2, 2-A-1, 2-A-2, 3-A-1, 3-A-2, 4-A-1, 4-A-2, B-1, B-2 AND
B-3 (OFFERED CERTIFICATES)

BANC OF AMERICA FUNDING CORPORATION
DEPOSITOR

BANK OF AMERICA, NATIONAL ASSOCIATION
SPONSOR

WELLS FARGO BANK, N.A.
TRUSTEE

BANK OF AMERICA, NATIONAL ASSOCIATION
SERVICER

MAY 22, 2006

                  _____________________________________________

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-E    $632,313,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                   DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

            THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN
            TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF
            AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES.
            THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY
            THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR
            MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED
            HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR
            PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX
            ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT
APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR
OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION
BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

                                                                               2

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-E    $632,313,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

      >     PRELIMINARY SUMMARY OF CERTIFICATES (To Roll)                PG. 4

      >     PRELIMINARY SUMMARY OF CERTIFICATES (To Maturity)            PG. 5

      >     PRELIMINARY SUMMARY OF TERMS                                 PG. 6

      >     PRELIMINARY CREDIT SUPPORT                                   PG. 18

      >     PRELIMINARY PRIORITY OF DISTRIBUTIONS                        PG. 18

                                                                               3

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-E    $632,313,000 (approximate)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                               PRELIMINARY SUMMARY OF CERTIFICATES
---------------------------------------------------------------------------------------------------------------------------------
                                                           TO ROLL (1)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     Expected
                                                              Est.    Est. Prin.     Maturity                       Expected
               Approx.                                         WAL      Window     to Roll @ 25%   Delay            Ratings
Class          Size (2)        Interest - Principal Type      (yrs)      (mos)       CPB (mos)      Days          (S&P/Fitch)
---------------------------------------------------------------------------------------------------------------------------------
OFFERED CERTIFICATES                                                                                           S&P         Fitch
---------------------------------------------------------------------------------------------------------------------------------

1-A-1       33,433,000.00     Variable - Pass-Through (3)     1.88       1-36          36            19        AAA          AAA
---------------------------------------------------------------------------------------------------------------------------------
1-A-2        1,454,000.00     Variable - Pass-Through (3)     1.88       1-36          36            19        AAA          AAA
---------------------------------------------------------------------------------------------------------------------------------
2-A-1      323,293,000.00     Variable - Pass-Through (4)     2.55       1-63          63            19        AAA          AAA
---------------------------------------------------------------------------------------------------------------------------------
2-A-2       14,056,000.00     Variable - Pass-Through (4)     2.55       1-63          63            19        AAA          AAA
---------------------------------------------------------------------------------------------------------------------------------
3-A-1       75,330,000.00     Variable - Pass-Through (5)     2.90       1-84          84            19        AAA          AAA
---------------------------------------------------------------------------------------------------------------------------------
3-A-2        3,275,000.00     Variable - Pass-Through (5)     2.90       1-84          84            19        AAA          AAA
---------------------------------------------------------------------------------------------------------------------------------
4-A-1      154,363,000.00     Variable - Pass-Through (6)     3.18       1-120         120           19        AAA          AAA
---------------------------------------------------------------------------------------------------------------------------------
4-A-2        6,711,000.00     Variable - Pass-Through (6)     3.18       1-120         120           19        AAA          AAA
---------------------------------------------------------------------------------------------------------------------------------
B-1         12,431,000.00     Subordinate - Sequential (7)    4.69       1-120         120           19        NR           AA
---------------------------------------------------------------------------------------------------------------------------------
B-2          4,461,000.00     Subordinate - Sequential (7)    4.69       1-120         120           19        NR            A
---------------------------------------------------------------------------------------------------------------------------------
B-3          3,506,000.00     Subordinate - Sequential (7)    4.69       1-120         120           19        NR           BBB
---------------------------------------------------------------------------------------------------------------------------------
NOT OFFERED HEREUNDER
---------------------------------------------------------------------------------------------------------------------------------
B-4          1,912,000.00                                      INFORMATION NOT PROVIDED HEREIN
----------------------------
B-5          1,594,000.00
----------------------------
B-6          1,594,047.60
----------------------------
1-A-R              100.00
----------------------------

---------------------------------------------------------------------------------------------------------------------------------

(1)   Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the
      Distribution Date occurring in the month of May 2009, August 2011, May
      2013 and May 2016, respectively.

(2)   Class sizes are subject to change.

(3)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(7)   Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan
      Group) of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               4

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-E    $632,313,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                PRELIMINARY SUMMARY OF CERTIFICATES
------------------------------------------------------------------------------------------------------------------------------------
                                                            TO MATURITY
------------------------------------------------------------------------------------------------------------------------------------
                                                            Est.     Est. Prin.    Expected Final
              Approx.                                       WAL        Window      Maturity (mos)     Delay           Expected
Class        Size (1)       Interest - Principal Type      (yrs)     (mos) (2)          (2)            Days            Ratings
------------------------------------------------------------------------------------------------------------------------------------
OFFERED CERTIFICATES                                                                                             S&P        Fitch
------------------------------------------------------------------------------------------------------------------------------------

1-A-1     33,433,000.00    Variable - Pass-Through (3)     3.28        1-360            360             19       AAA        AAA
------------------------------------------------------------------------------------------------------------------------------------
1-A-2      1,454,000.00    Variable - Pass-Through (3)     3.28        1-360            360             19       AAA        AAA
------------------------------------------------------------------------------------------------------------------------------------
2-A-1    323,293,000.00    Variable - Pass-Through (4)     3.29        1-360            360             19       AAA        AAA
------------------------------------------------------------------------------------------------------------------------------------
2-A-2     14,056,000.00    Variable - Pass-Through (4)     3.29        1-360            360             19       AAA        AAA
------------------------------------------------------------------------------------------------------------------------------------
3-A-1     75,330,000.00    Variable - Pass-Through (5)     3.31        1-360            360             19       AAA        AAA
------------------------------------------------------------------------------------------------------------------------------------
3-A-2      3,275,000.00    Variable - Pass-Through (5)     3.31        1-360            360             19       AAA        AAA
------------------------------------------------------------------------------------------------------------------------------------
4-A-1    154,363,000.00    Variable - Pass-Through (6)     3.35        1-360            360             19       AAA        AAA
------------------------------------------------------------------------------------------------------------------------------------
4-A-2      6,711,000.00    Variable - Pass-Through (6)     3.35        1-360            360             19       AAA        AAA
------------------------------------------------------------------------------------------------------------------------------------
B-1       12,431,000.00    Subordinate - Sequential (7)    6.03        1-360            360             19       NR          AA
------------------------------------------------------------------------------------------------------------------------------------
B-2        4,461,000.00    Subordinate - Sequential (7)    6.03        1-360            360             19       NR          A
------------------------------------------------------------------------------------------------------------------------------------
B-3        3,506,000.00    Subordinate - Sequential (7)    6.03        1-360            360             19       NR         BBB
------------------------------------------------------------------------------------------------------------------------------------

(1)   Class sizes are subject to change.

(2)   Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan
      Group.

(3)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(7)   Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan
      Group) of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               5

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-E    $632,313,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Transaction:                  Banc of America Funding Corporation,
                              Mortgage Pass-Through Certificates, Series 2006-E

Issuing Entity:               Banc of America Funding 2006-E Trust

Underwriter:                  Banc of America Securities LLC

Servicer and Originator:      Bank of America, National Association

Sponsor:                      Bank of America, National Association

Depositor:                    Banc of America Funding Corporation

Trustee and Custodian:        Wells Fargo Bank, N.A.

Rating Agencies:              Standard & Poor's, a division of The
                              McGraw-Hill Companies, Inc. and Fitch
                              Ratings

Transaction Size:             $632,313,000 (+/- 5%)

Securities Offered:           $33,433,000 Class 1-A-1 Certificates
                              $1,454,000 Class 1-A-2 Certificates
                              $323,293,000 Class 2-A-1 Certificates
                              $14,056,000 Class 2-A-2 Certificates
                              $75,330,000 Class 3-A-1 Certificates
                              $3,275,000 Class 3-A-2 Certificates
                              $154,363,000 Class 4-A-1 Certificates
                              $6,711,000 Class 4-A-2 Certificates
                              $12,431,000 Class B-1 Certificates
                              $4,461,000 Class B-2 Certificates
                              $3,506,000 Class B-3 Certificates

The Mortgage Pool:            The "Mortgage Pool" will consist of adjustable
                              rate, conventional, fully amortizing mortgage
                              loans (the "Mortgage Loans") secured by first
                              liens on one- to four-family properties. All of
                              the Mortgage Loans were originated or acquired by
                              Bank of America, National Association, which is an
                              affiliate of the Depositor and Banc of America
                              Securities LLC.

Group 1 Mortgage Loans:       6 month and 3/1 Hybrid ARM Residential Mortgage
                              Loans: fully amortizing, one-to-four family, first
                              lien mortgage loans. The Group 1 Mortgage Loans
                              have a fixed interest rate for approximately 6
                              months or 3 years and thereafter the Mortgage
                              Loans have a variable interest rate. Approximately
                              65.37% of the Group 1 Mortgage Loans require only
                              payments of interest until the 37th payment.
--------------------------------------------------------------------------------

                                                                               6

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-E    $632,313,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Group 2 Mortgage Loans:       5/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien
                              mortgage loans. The Group 2 Mortgage Loans have a
                              fixed interest rate for approximately 4 years or 5
                              years and thereafter the Mortgage Loans have a
                              variable interest rate. Approximately 69.14% of
                              the Group 2 Mortgage Loans require only payments
                              of interest until the 50th or 61st payment.

Group 3 Mortgage Loans:       7/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien
                              mortgage loans. The Group 3 Mortgage Loans have a
                              fixed interest rate for approximately 6 years or 7
                              years and thereafter the Mortgage Loans have a
                              variable interest rate. Approximately 72.61% of
                              the Group 3 Mortgage Loans require only payments
                              of interest until the 85th payment.

Group 4 Mortgage Loans        10/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien
                              mortgage loans. The Group 4 Mortgage Loans have a
                              fixed interest rate for approximately 10 years and
                              thereafter the Mortgage Loans have a variable
                              interest rate. Approximately 93.65% of the Group 4
                              Mortgage Loans require only payments of interest
                              until the 121st payment.

Expected Pricing Date:        Week of May 22, 2006

Expected Closing Date:        May 31, 2006

Distribution Date:            20th of each month, or the next succeeding
                              business day (First Distribution Date:  June 20,
                              2006)

Cut-off Date:                 May 1, 2006

Class A Certificates:         Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2, 3-A-1,
                              3-A-2, 4-A-1 and 4-A-2 Certificates (the "Class A
                              Certificates"). The Class 1-A-R Certificate is not
                              offered hereunder.
--------------------------------------------------------------------------------

                                                                               7

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-E    $632,313,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Subordinate Certificates:     Class B-1, B-2, B-3, B-4, B-5 and B-6 Certificates
                              (the "Class B Certificates"). The Class B-4, B-5
                              and B-6 Certificates are not offered hereunder.

Group 1-A Certificates:       Class 1-A-1, 1-A-2 and 1-A-R Certificates

Group 2-A Certificates:       Class 2-A-1 and 2-A-2 Certificates

Group 3-A Certificates:       Class 3-A-1 and 3-A-2 Certificates

Group 4-A Certificates:       Class 4-A-1 and 4-A-2 Certificates

Class A Certificates:         Group 1-A Certificates, Group 2-A Certificates,
                              Group 3-A Certificates and Group 4-A Certificates

Super Senior Certificates:    Class 1-A-1, 2-A-1, 3-A-1 and 4-A-1 Certificates

Super Senior Support
Certificates:                 Class 1-A-2, 2-A-2, 3-A-2 and 4-A-2 Certificates

Day Count:                    30/360

Final Scheduled Distribution
Date:                         June 20, 2036

Prepayment Speed:             25% CPB. CPB represents an assumed annual rate of
                              principal prepayment each month relative to the
                              then outstanding principal balance of a pool of
                              mortgage loans. In addition, CPB assumes the
                              outstanding principal of each mortgage loans will
                              be prepaid in full at the end of its fixed-rate
                              period. A prepayment assumption of 0% CPB assumes
                              constant prepayment rates of 0% per annum until
                              the initial rate adjustment date, a prepayment
                              assumption of 15% CPB assumes constant prepayment
                              rates of 15% per annum until the initial rate
                              adjustment date, a prepayment rate of 25% CPB
                              assumes constant prepayment rates of 25% per annum
                              until the initial rate adjustment date and so
                              forth.
--------------------------------------------------------------------------------

                                                                               8

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-E    $632,313,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Clearing:                     DTC, Clearstream and Euroclear

                              Original Certificate       Minimum       Incremental
Denominations:                        Form            Denominations   Denominations
                              --------------------    -------------   -------------

 Class A Certificates            Book Entry              $1,000            $1
Class B-1, B-2 and B-3           Book Entry              $25,000           $1
     Certificates

Determination Date:           For any Distribution Date, the 16th day of the
                              month in which the Distribution Date occurs or, if
                              that day is not a business day, the immediately
                              preceding business day.

Record Date:                  For any Distribution Date, the close of business
                              on the last business day of the month preceding
                              the month of that Distribution Date.

SMMEA Eligibility:            The Class A Certificates and the Class B-1
                              Certificates are expected to constitute "mortgage
                              related securities" for purposes of SMMEA.

Tax Structure:                For federal income tax purposes, one or more
                              elections will be made to treat the Trust as one
                              or more "real estate mortgage investment conduits"
                              (each, a "REMIC").

Optional Termination Date:    At its option, the Servicer may, subject to
                              certain conditions, purchase all remaining
                              Mortgage Loans in the Trust and effect early
                              retirement of the Certificates on any Distribution
                              Date on or after which the aggregate Stated
                              Principal Balance of the Mortgage Loans declines
                              to 10% or less of the aggregate unpaid principal
                              balance of the Mortgage Loans as of the Cut-off
                              Date (the "Cut-off Date Pool Principal Balance").

The Pooling Agreement:        The Certificates will be issued pursuant to a
                              Pooling and Servicing Agreement (the "Pooling
                              Agreement") to be dated the Closing Date, among
                              the Depositor, the Servicer and the Trustee.

ERISA Eligibility:            A fiduciary or other person acting on behalf of
                              any employee benefit plan or arrangement,
                              including an individual retirement account,
                              subject to the Employee Retirement Income Security
                              Act of 1974, as amended ("ERISA"), the Code or any
                              federal, state or local law ("Similar Law") which
                              is similar to ERISA or the Code (collectively, a
                              "Plan") should carefully review with its legal
                              advisors whether the purchase or holding of an
                              Offered Certificate could give rise to a
                              transaction prohibited or not otherwise
                              permissible under ERISA, the Code or Similar Law.
--------------------------------------------------------------------------------

                                                                               9

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-E    $632,313,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------

ERISA Eligibility(continued): The U.S. Department of Labor has extended to Banc of America Securities LLC an administrative
                              exemption (the "Exemption") from certain of the
                              prohibited transaction rules of ERISA and the
                              related excise tax provisions of Section 4975 of
                              the Code with respect to the initial purchase, the
                              holding and the subsequent resale by certain Plans
                              of certificates in pass-through trusts that
                              consist of certain receivables, loans and other
                              obligations that meet the conditions and
                              requirements of the Exemption.

                              The Exemption may cover the acquisition and
                              holding of the Offered Certificates by the Plans
                              to which it applies provided that all conditions
                              of the Exemption other than those within the
                              control of the investors are met. In addition, as
                              of the date hereof, there is no single mortgagor
                              that is the obligor on 5% of the initial balance
                              of the Mortgage Pool.

                              Prospective Plan investors should consult with
                              their legal advisors concerning the impact of
                              ERISA, the Code and Similar Law, the applicability
                              of the Exemption, and the potential consequences
                              in their specific circumstances, prior to making
                              an investment in the Offered Certificates.
                              Moreover, each Plan fiduciary should determine
                              whether under the governing plan instruments and
                              the applicable fiduciary standards of investment
                              prudence and diversification, an investment in the
                              Offered Certificates is appropriate for the Plan,
                              taking into account the overall investment policy
                              of the Plan and the composition of the Plan's
                              investment portfolio.
--------------------------------------------------------------------------------

                                                                              10

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-E    $632,313,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------

Principal Distribution:       Principal will be allocated to the certificates
                              according to the Preliminary Priority of
                              Distributions. The Senior Principal Distribution
                              Amount for Group 1 will generally be allocated
                              first to the Class 1-A-R Certificate and then to
                              the Class 1-A-1 and Class 1-A-2 Certificates, pro
                              rata, until their class balances have been reduced
                              to zero. The Senior Principal Distribution Amount
                              for Group 2 will generally be allocated to the
                              Class 2-A-1 and Class 2-A-2 Certificates, pro
                              rata, until their class balances have been reduced
                              to zero. The Senior Principal Distribution Amount
                              for Group 3 will generally be allocated to the
                              Class 3-A-1 and Class 3-A-2 Certificates, pro
                              rata, until their class balances have been reduced
                              to zero. The Senior Principal Distribution Amount
                              for Group 4 will generally be allocated to the
                              Class 4-A-1 and Class 4-A-2 Certificates, pro
                              rata, until their class balances have been reduced
                              to zero. The Subordinate Principal Distribution
                              Amount will generally be allocated to the
                              Subordinate Certificates on a pro rata basis but
                              will be distributed sequentially in accordance
                              with their numerical class designations. All of
                              the Groups of Senior Certificates are
                              cross-collateralized. This means that after the
                              class balances of the Class A Certificates of a
                              Group have been reduced to zero, certain amounts
                              otherwise payable to the Subordinate Certificates
                              may be paid to the Class A Certificates of one or
                              more of the other Groups. (Please see the
                              "Preliminary Priority of Distributions" section
                              below and "Description of the Certificates --
                              Cross Collateralization" in the Disclosure
                              Supplement.)
--------------------------------------------------------------------------------

                                                                              11

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-E    $632,313,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Shifting Interest in          Additional credit enhancement is provided by the
Prepayments:                  allocation, subject to certain exceptions, of all
                              principal prepayments and certain liquidation
                              proceeds on the mortgage loans in a loan group to
                              reduce the principal amount of the Class A
                              Certificates of the related group during the first
                              seven years after the closing date. In addition, a
                              reduced, but still disproportionately large,
                              allocation of these principal collections to
                              reduce the principal amount of those Class A
                              Certificates will occur during the eighth through
                              eleventh years following the closing date. The
                              disproportionate allocation of prepayments and
                              certain liquidation proceeds on the mortgage loans
                              in a loan group will accelerate the amortization
                              of the related Class A Certificates relative to
                              the amortization of the subordinate certificates.
                              As a result, it is more likely that the credit
                              support percentage for the Class A Certificates of
                              a group will be maintained and may be increased
                              during the first eleven years. (Please see the
                              "Senior Prepayment Percentage" section below.)

Interest Accrual:             Interest will accrue on the Offered Certificates
                              during each one-month period ending on the last
                              day of the month preceding the month in which each
                              Distribution Date occurs. The initial interest
                              accrual period will be deemed to have commenced on
                              May 1, 2006. Interest that accrues on each class
                              of Certificates during an interest accrual period
                              will be calculated on the assumption that
                              distributions that reduce the class balance
                              thereof on the Distribution Date in that interest
                              accrual period are made on the first day of the
                              interest accrual period. Interest will be
                              calculated on the basis of a 360-day year
                              consisting of twelve 30-day months.

                                    The amount of interest that will accrue on
                              your Certificates during each interest accrual
                              period is equal to:

                                    (a) one-twelfth of the pass-through rate for
                              your class multiplied by the class balance of your
                              Certificate on the Distribution Date, minus

                                    (b) the amount allocated to your class of
                              certain interest shortfalls arising from the
                              timing of prepayments on the Mortgage Loans,
                              interest limitations applicable to certain
                              military or similar personnel and interest losses
                              allocated to your class. (See the Disclosure
                              Supplement for a more detailed description.)
--------------------------------------------------------------------------------

                                                                              12

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-E    $632,313,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Administrative Fees:          The Administrative Fees with respect to the Trust
                              are payable out of the interest payments received
                              on each Mortgage Loan. The "Administrative Fees"
                              consist of (a) servicing compensation payable to
                              the Servicer in respect of its servicing
                              activities (the "Servicing Fee") and (b) fees paid
                              to the Trustee (the "Trustee Fee"). The
                              Administrative Fees will accrue on the Stated
                              Principal Balance of each Mortgage Loan at a rate
                              (the "Administrative Fee Rate") equal to the sum
                              of the Servicing Fee Rate for such Mortgage Loan
                              and the Trustee Fee Rate. The "Trustee Fee Rate"
                              will be 0.0025% per annum. The Servicing Fee Rate
                              for loans in Loan Group 1 will be 0.3750% per
                              annum. The Servicing Fee Rate for loans in Loan
                              Group 2, Loan Group 3 and Loan Group 4 will be
                              0.2500% per annum.

Compensating Interest:        The aggregate Servicing Fee payable to the
                              Servicer for any month will be reduced by an
                              amount equal to the lesser of (i) the prepayment
                              interest shortfall for such Distribution Date and
                              (ii) one-twelfth of 0.2500% of the aggregate
                              Stated Principal Balance of the Mortgage Loans on
                              the due date in the month preceding the month of
                              such Distribution Date. Such amounts will be used
                              to cover full or partial prepayment interest
                              shortfalls, if any, on the related Mortgage Loans.

Net Mortgage Interest Rate:   As to any Mortgage Loan and Distribution Date, the
                              excess of its mortgage interest rate over the
                              Administrative Fee Rate.
--------------------------------------------------------------------------------

                                                                              13

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-E    $632,313,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Pool Distribution Amount:     The Pool Distribution Amount for each Loan Group
                              with respect to any Distribution Date will be
                              equal to the sum of (i) all scheduled installments
                              of interest (net of the related Administrative
                              Fees) and principal due on the Mortgage Loans in
                              such Loan Group on the due date in the month in
                              which such Distribution Date occurs and received
                              prior to the related Determination Date, together
                              with any advances in respect thereof or any
                              compensating interest allocable to the Mortgage
                              Loans in such Loan Group; (ii) all proceeds of any
                              primary mortgage guaranty insurance policies and
                              any other insurance policies with respect to the
                              Mortgage Loans in such Loan Group, to the extent
                              such proceeds are not applied to the restoration
                              of the related mortgaged property or released to
                              the mortgagor in accordance with the Servicer's
                              normal servicing procedures, and all other cash
                              amounts received and retained in connection with
                              the liquidation of defaulted Mortgage Loans in
                              such Loan Group, by foreclosure or otherwise,
                              during the calendar month preceding the month of
                              such Distribution Date (in each case, net of
                              unreimbursed expenses incurred in connection with
                              a liquidation or foreclosure and unreimbursed
                              advances, if any); (iii) all partial or full
                              prepayments received on the Mortgage Loans in such
                              Loan Group during the calendar month preceding the
                              month of such Distribution Date; (iv) any
                              substitution adjustment payments or purchase
                              prices in connection with any defective Mortgage
                              Loan in such Loan Group received with respect to
                              such Distribution Date or amounts received in
                              connection with the optional termination of the
                              Trust as of such Distribution Date, reduced by
                              amounts in reimbursement for advances previously
                              made and other amounts as to which the Servicer is
                              entitled to be reimbursed pursuant to the Pooling
                              Agreement; and (v) any amounts required to be paid
                              by the Sponsor to the issuing entity during the
                              prior calendar month with respect to the Mortgage
                              Loans in such Loan Group as a result of a breach
                              of certain representations and warranties
                              regarding compliance with predatory or abusive
                              lending laws (the "Reimbursement Amount"), net of
                              any portion thereof used to reimburse any class of
                              Certificates that previously bore a loss as a
                              result of such breach.

                              The Pool Distribution Amounts will not include any
                              profit received by the Servicer on the foreclosure
                              of a Mortgage Loan. Such amounts, if any, will be
                              retained by the Servicer as additional servicing
                              compensation.

Senior Percentage:            The Senior Percentage for a Loan Group on any
                              Distribution Date will equal (i) the aggregate
                              class balance of the Class A Certificates of the
                              related Group immediately prior to such date,
                              divided by (ii) the aggregate principal balance of
                              such Loan Group for such date.

Subordinate Percentage:       The Subordinate Percentage for a Loan Group for
                              any Distribution Date will equal 100% minus the
                              Senior Percentage for such Loan Group for such
                              date.

Subordinate Prepayment        The Subordinate Prepayment Percentage for a Loan
Percentage:                   Group for any Distribution Date will equal 100%
                              minus the Senior Prepayment Percentage for such
                              Loan Group for such date.
--------------------------------------------------------------------------------

                                                                              14

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-E    $632,313,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------

Senior Prepayment             For the following Distribution Dates, will be as
Percentage:                   follows:

                              Distribution Date               Senior Prepayment Percentage
                              -----------------               ----------------------------

                              June 2006 through May 2013      100%;
                              June 2013 through May 2014      the applicable Senior Percentage plus,
                                                              70% of the applicable Subordinate
                                                              Percentage;
                              June 2014 through May 2015      the applicable Senior Percentage plus,
                                                              60% of the applicable Subordinate
                                                              Percentage;
                              June 2015 through May 2016      the applicable Senior Percentage plus,
                                                              40% of the applicable Subordinate
                                                              Percentage;
                              June 2016 through May 2017      the applicable Senior Percentage plus,
                                                              20% of the applicable Subordinate
                                                              Percentage;
                              June 2017 and thereafter        the applicable Senior Percentage;

                              provided, however,

                              (i)   if on any Distribution Date the sum of the
                                    class balances of the Class A Certificates
                                    divided by the aggregate principal balance
                                    of the mortgage pool (the "Total Senior
                                    Percentage") exceeds such percentage
                                    calculated as of the Closing Date, then the
                                    Senior Prepayment Percentage for each Loan
                                    Group for such Distribution Date will equal
                                    100%,

                              (ii)  if on any Distribution Date prior to the
                                    June 2009 Distribution Date, prior to giving
                                    effect to any distributions, the percentage
                                    equal to the aggregate class balance of the
                                    Subordinate Certificates divided by the
                                    aggregate principal balance of the mortgage
                                    pool (the "Total Subordinate Percentage") is
                                    greater than or equal to twice such
                                    percentage calculated as of the Closing
                                    Date, then the Senior Prepayment Percentage
                                    for each Loan Group for that Distribution
                                    Date will equal the applicable Senior
                                    Percentage for each Loan Group plus 50% of
                                    the Subordinate Percentage for such Loan
                                    Group, and

                              (iii) if on any Distribution Date on or after the
                                    June 2009 Distribution Date, prior to giving
                                    effect to any distributions, the Total
                                    Subordinate Percentage is greater than or
                                    equal to twice such percentage calculated as
                                    of the Closing Date, then the Senior
                                    Prepayment Percentage for each Loan Group
                                    for that Distribution Date will equal the
                                    Senior Percentage for such Loan Group.

                              No decrease will occur if certain delinquency and
                              loss tests are not met. For a more complete
                              description, please see the Disclosure Supplement.
--------------------------------------------------------------------------------

                                                                              15

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-E    $632,313,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Principal Amount:             The Principal Amount for any Distribution Date and
                              any Loan Group will equal the sum of (a) all
                              monthly payments of principal due on each Mortgage
                              Loan in such Loan Group on the related due date,
                              (b) the principal portion of the purchase price
                              (net of unreimbursed advances and other amounts as
                              to which the Servicer is entitled to be reimbursed
                              pursuant to the Pooling Agreement) of each
                              Mortgage Loan in such Loan Group that was
                              repurchased and received during the calendar month
                              preceding the month of that Distribution Date, (c)
                              any substitution adjustment payments (net of
                              unreimbursed advances and other amounts as to
                              which the Servicer is entitled to be reimbursed
                              pursuant to the Pooling Agreement) in connection
                              with any defective Mortgage Loan in such Loan
                              Group received during the calendar month preceding
                              the month of that Distribution Date, (d) any
                              liquidation proceeds (net of unreimbursed expenses
                              and unreimbursed advances, if any) allocable to
                              recoveries of principal of any Mortgage Loans in
                              such Loan Group that are not yet liquidated
                              Mortgage Loans received during the calendar month
                              preceding the month of such Distribution Date, (e)
                              with respect to each Mortgage Loan in such Loan
                              Group that became a liquidated Mortgage Loan
                              during the calendar month preceding the month of
                              such Distribution Date, the amount of liquidation
                              proceeds (other than any foreclosure profits net
                              of unreimbursed expenses and unreimbursed
                              advances, if any) allocable to principal received
                              with respect to such Mortgage Loan during the
                              calendar month preceding the month of such
                              Distribution Date and (f) all full and partial
                              principal prepayments on any Mortgage Loans in
                              such Loan Group received during the calendar month
                              preceding the month of such Distribution Date.

Senior Principal              The Senior Principal Distribution Amount for a
Distribution Amount:          Loan Group for any Distribution Date will equal
                              the sum of (i) the Senior Percentage for such Loan
                              Group of all amounts described in clauses (a)
                              through (d) of the definition of "Principal
                              Amount" for such Loan Group and such Distribution
                              Date and (ii) the Senior Prepayment Percentage of
                              the amounts described in clauses (e) and (f) of
                              the definition of "Principal Amount" for such Loan
                              Group and such Distribution Date.

Subordinate Principal         The Subordinate Principal Distribution Amount for
Distribution Amount:          a Loan Group for any Distribution Date will equal
                              the sum of (i) the Subordinate Percentage for such
                              Loan Group of the amounts described in clauses (a)
                              through (d) of the definition of "Principal
                              Amount" for such Loan Group and such Distribution
                              Date and (ii) the Subordinate Prepayment
                              Percentage for such Loan Group of the amounts
                              described in clauses (e) and (f) of the definition
                              of "Principal Amount" for such Loan Group and such
                              Distribution Date. See the Disclosure Supplement
                              for the allocation of the Subordinate Principal
                              Amount among the Subordinate Certificates.
--------------------------------------------------------------------------------

                                                                              16

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-E    $632,313,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Fractional Interest:          With respect to any Distribution Date and each
                              class of Class B Certificates, in connection with
                              the allocation of the Subordinate Principal
                              Distribution Amount among the Class B
                              Certificates, will equal (i) the aggregate of the
                              class balances immediately prior to such
                              Distribution Date of all classes of Class B
                              Certificates, that have higher numerical class
                              designations than such class, divided by (ii) the
                              Stated Principal Balances of the Mortgage Loans
                              outstanding on the Due Date in the month preceding
                              the month of such Distribution Date.

                              The approximate Fractional Interests for the
                              Subordinate Certificates on the Closing Date are
                              expected to be as follows:

                                             CLASS B CERTIFICATES
                                    Class B-1....................... 2.05%
                                    Class B-2....................... 1.35%
                                    Class B-3....................... 0.80%
                                    Class B-4....................... 0.50%
                                    Class B-5....................... 0.25%
                                    Class B-6....................... 0.00%

--------------------------------------------------------------------------------

                                                                              17

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-E    $632,313,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PRELIMINARY CREDIT SUPPORT
--------------------------------------------------------------------------------
The Class B Certificates provide credit support for the Class A Certificates. In addition, under certain circumstances principal otherwise payable to the Class B
Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the Class A
Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      SUBORDINATION OF CLASS B CERTIFICATES
                   |   -----------------------------------   |
                   |                 Class A                 |
                   |          Credit Support (4.00%)         |
                   |   -----------------------------------   |
                   |                Class B-1                |
                   |          Credit Support (2.05%)         |
                   |   -----------------------------------   |
                   |                Class B-2                |
                   |          Credit Support (1.35%)         |
                   |   -----------------------------------   |   Order of
   Priority of     |                Class B-3                |     Loss
     Payment       |          Credit Support (0.80%)         |  Allocation
                   |   -----------------------------------   |
                   |                Class B-4                |
                   |          Credit Support (0.50%)         |
                   |   -----------------------------------   |
                   |                Class B-5                |
                   |          Credit Support (0.25%)         |
                   |   -----------------------------------   |
                   |                Class B-6                |
                   |          Credit Support (0.00%)         |
                   |   -----------------------------------   |

--------------------------------------------------------------------------------
                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
--------------------------------------------------------------------------------
Distributions to the Class A Certificates in a group will be made from the Pool
Distribution Amount for the related Loan Group and to the Class B Certificates will be made from the aggregate of the Pool Distribution Amounts on each
Distribution Date, in the following order of priority:
--------------------------------------------------------------------------------

                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
   ---------------------------------------------------------------------------
               First, to the Class A Certificates to pay Interest;
   ---------------------------------------------------------------------------
                                        |
                                        |
                                        |
   ---------------------------------------------------------------------------
              Second, to the Class A Certificates to pay Principal;
  ---------------------------------------------------------------------------
                                        |
                                        |
                                        |
   ---------------------------------------------------------------------------
        Third, sequentially, to each class of Subordinate Certificates to pay Interest and then Principal in the order of numerical class designations, beginning with Class B-1 Certificates; and
   ---------------------------------------------------------------------------
                                        |
                                        |
   ---------------------------------------------------------------------------
         Fourth, to the Class 1-A-R Certificate, any remaining amounts.
   ---------------------------------------------------------------------------

For a copy of the Base Prospectus or a more detailed description of the
Transaction Parties, Risk Factors, or other salient deal features please see the
Disclosure Supplement.

                                                                              18

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

                     Banc of America Securities [LOGO](TM)

--------------------------------------------------------------------------------

                 MBS NEW ISSUE TERM SHEET - COLLATERAL APPENDIX

                       BANC OF AMERICA FUNDING CORPORATION
                                    DEPOSITOR

                      BANC OF AMERICA FUNDING 2006-E TRUST
                                 ISSUING ENTITY

                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-E
                           $632,313,000, (APPROXIMATE)

                                  MAY 22, 2006

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 1 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Group 1 Mortgage Loans consist of One-Year and Six-Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage
Loans have a fixed interest rate for the first 6 months or 3 years after origination and thereafter the Mortgage Loans have a variable interest rate.
Approximately 65.37% of the Group 1 Mortgage Loans require only the payment of interest until the 37th payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter (with respect to the One-Year LIBOR based ARMs) or every six months thereafter (with respect to the Six-Month LIBOR based ARMs). The mortgage interest rates will be indexed to One-Year or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year and Six-Month LIBOR
indices will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year and Six-Month LIBOR indices are calculated as the average of the interbank offered rates for one-year or six-month U.S.
dollar-denominated deposits in the London Market, each as published in The Wall
Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 11.000% to 13.750%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each
Mortgage Loan's Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

-----------------------------------------------------------------------------------------------------------
                                                              COLLATERAL SUMMARY   RANGE (IF APPLICABLE)
                                                              ------------------   ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                       $36,340,804

TOTAL NUMBER OF LOANS                                                         61

AVERAGE LOAN PRINCIPAL BALANCE                                          $595,751    $71,925 to $2,000,000

WA GROSS COUPON                                                           6.287%         5.000% to 7.750%

WA FICO                                                                      740               639 to 821

WA ORIGINAL TERM                                                      360 months

WA REMAINING TERM                                                     358 months        353 to 360 months

WA OLTV                                                                   70.66%         39.53% to 90.00%

WA DTI                                                                    38.24%          5.47% to 58.00%

WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                34 months           6 to 36 months

WA GROSS MARGIN                                                           2.258%         2.250% to 2.750%

WA RATE CEILING                                                          12.287%       11.000% to 13.750%

GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES         CA               38.02%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL   FL               10.11%
BALANCE                                                  AZ                9.11%
                                                         UT                6.78%
                                                         SC                5.11%

PERCENTAGE OF "ALTERNATIVE" UNDERWRITING GUIDELINE                        57.31%
MORTGAGE LOANS

PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI POLICIES                       1.82%

PERCENTAGE OF BUYDOWN LOANS                                                0.00%
-----------------------------------------------------------------------------------------------------------

                                                                               2

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 1 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
OCCUPANCY                            LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Primary Residence                     49        $ 29,311,302.44       80.66%        $  598,189.85         738             72.08%
Second Home                            7           4,888,300.81       13.45            698,328.69         758             57.03
Investor Property                      5           2,141,200.58        5.89            428,240.12         734             82.27
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                61        $ 36,340,803.83      100.00%        $  595,750.88         740             70.66%
===================================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                            PROPERTY TYPES OF THE GROUP 1 MORTGAGE LOANS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
     PROPERTY TYPE                   LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Single Family Residence               33        $ 21,211,499.94       58.37%        $  642,772.73         731             70.50%
PUD                                   13           7,543,597.00       20.76            580,276.69         756             66.32
Condominium                           13           6,875,110.39       18.92            528,854.65         755             75.49
2-Family                               2             710,596.50        1.96            355,298.25         736             74.74
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                61        $ 36,340,803.83      100.00%        $  595,750.88         740             70.66%
===================================================================================================================================

                                        MORTGAGE LOAN PURPOSE OF THE GROUP 1 MORTGAGE LOANS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
     PURPOSE                         LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Purchase                              38        $ 21,839,753.42       60.10%        $  574,730.35         741             74.27%
Refinance-Cashout                     15           7,939,767.56       21.85            529,317.84         721             62.54
Refinance-Rate/Term                    8           6,561,282.85       18.05            820,160.36         761             68.46
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                61        $ 36,340,803.83      100.00%        $  595,750.88         740             70.66%
===================================================================================================================================

                                                                               3

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                       GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE GROUP 1 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
    GEOGRAPHIC AREA                  LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Arizona                                3        $  3,311,682.85        9.11%        $1,103,894.28         772             60.15%
California                            25          13,817,142.01       38.02            552,685.68         726             71.49
District of Columbia                   1             393,814.40        1.08            393,814.40         761             54.86
Florida                                7           3,674,516.39       10.11            524,930.91         787             76.23
Georgia                                3           1,516,200.00        4.17            505,400.00         776             72.11
Hawaii                                 1             445,925.19        1.23            445,925.19         727             80.00
Illinois                               3           1,829,356.31        5.03            609,785.44         767             73.67
Louisiana                              1             173,918.46        0.48            173,918.46         639             85.00
Maryland                               1             538,363.00        1.48            538,363.00         703             80.00
Nevada                                 1             425,000.00        1.17            425,000.00         813             52.80
New Jersey                             2             873,796.11        2.40            436,898.06         773             79.22
New Mexico                             1             720,000.00        1.98            720,000.00         705             74.61
New York                               1             486,000.00        1.34            486,000.00         700             90.00
Oregon                                 1             610,000.00        1.68            610,000.00         725             74.85
Pennsylvania                           1             599,000.00        1.65            599,000.00         752             72.26
Rhode Island                           1           1,038,989.18        2.86          1,038,989.18         666             80.00
South Carolina                         4           1,857,500.81        5.11            464,375.20         770             60.86
Utah                                   2           2,463,200.00        6.78          1,231,600.00         721             61.93
Washington                             1             632,000.00        1.74            632,000.00         683             80.00
Wisconsin                              1             934,399.12        2.57            934,399.12         711             68.70
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                61        $ 36,340,803.83      100.00%        $  595,750.88         740             70.66%
===================================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 5.50% of the Group 1
      Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                               4

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                             CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 1 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
     CURRENT MORTGAGE LOAN         MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
     PRINCIPAL BALANCES ($)          LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

50,000.01 - 100,000.00                 1        $     71,925.00        0.20%        $   71,925.00         688             51.38%
100,000.01 - 150,000.00                3             373,209.23        1.03            124,403.08         750             80.00
150,000.01 - 200,000.00                2             359,162.46        0.99            179,581.23         689             82.42
250,000.01 - 300,000.00                1             263,510.74        0.73            263,510.74         757             80.00
300,000.01 - 350,000.00                1             342,559.49        0.94            342,559.49         651             76.67
350,000.01 - 400,000.00                1             393,814.40        1.08            393,814.40         761             54.86
400,000.01 - 450,000.00                8           3,438,238.05        9.46            429,779.76         758             67.36
450,000.01 - 500,000.00               11           5,263,811.87       14.48            478,528.35         737             73.34
500,000.01 - 550,000.00                7           3,755,763.39       10.33            536,537.63         751             73.27
550,000.01 - 600,000.00                4           2,345,800.39        6.46            586,450.10         748             76.43
600,000.01 - 650,000.00                6           3,721,850.00       10.24            620,308.33         749             78.33
650,000.01 - 700,000.00                1             668,800.00        1.84            668,800.00         710             80.00
700,000.01 - 750,000.00                6           4,389,091.00       12.08            731,515.17         761             72.94
900,000.01 - 950,000.00                2           1,857,272.44        5.11            928,636.22         695             71.83
950,000.01 - 1,000,000.00              3           2,999,999.00        8.26            999,999.67         775             55.73
1,000,000.01 - 1,500,000.00            2           2,284,312.52        6.29          1,142,156.26         687             68.08
1,500,000.01 - 2,000,000.00            2           3,811,683.85       10.49          1,905,841.93         731             63.57
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                61        $ 36,340,803.83      100.00%        $  595,750.88         740             70.66%
===================================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Group 1 Mortgage Loans is expected to be approximately $595,751.

                                                                               5

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                  ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 1 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
     ORIGINAL LOAN-TO-             MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
     VALUE RATIOS (%)                LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

35.01 - 40.00                          1        $    500,000.00        1.38%        $  500,000.00         809             39.53%
40.01 - 45.00                          1           1,000,000.00        2.75          1,000,000.00         779             44.44
45.01 - 50.00                          1             423,412.86        1.17            423,412.86         664             50.00
50.01 - 55.00                          7           3,635,738.40       10.00            519,391.20         774             52.57
55.01 - 60.00                          3           3,743,456.13       10.30          1,247,818.71         707             58.02
60.01 - 65.00                          1             422,500.00        1.16            422,500.00         751             65.00
65.01 - 70.00                          2           2,746,082.97        7.56          1,373,041.49         735             69.56
70.01 - 75.00                         14           8,781,415.10       24.16            627,243.94         738             73.71
75.01 - 80.00                         29          14,428,279.91       39.70            497,526.89         743             79.69
80.01 - 85.00                          1             173,918.46        0.48            173,918.46         639             85.00
85.01 - 90.00                          1             486,000.00        1.34            486,000.00         700             90.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                61        $ 36,340,803.83      100.00%        $  595,750.88         740             70.66%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately
      70.66%.

                                 CURRENT MORTGAGE INTEREST RATES OF THE GROUP 1 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
     CURRENT MORTGAGE              MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
     INTEREST RATES (%)              LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

4.751 - 5.000                          1        $    538,363.00        1.48%        $  538,363.00         703             80.00%
5.001 - 5.250                          1           1,000,000.00        2.75          1,000,000.00         748             70.13
5.251 - 5.500                          1              71,925.00        0.20             71,925.00         688             51.38
5.501 - 5.750                          4           2,360,250.00        6.49            590,062.50         727             70.41
5.751 - 6.000                         14           6,888,730.00       18.96            492,052.14         747             78.40
6.001 - 6.250                         13           7,347,507.45       20.22            565,192.88         755             67.07
6.251 - 6.500                         16          10,839,032.96       29.83            677,439.56         739             67.61
6.501 - 6.750                          5           4,157,675.00       11.44            831,535.00         733             66.57
6.751 - 7.000                          4           2,205,395.23        6.07            551,348.81         720             73.86
7.001 - 7.250                          1             486,000.00        1.34            486,000.00         700             90.00
7.501 - 7.750                          1             445,925.19        1.23            445,925.19         727             80.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                61        $ 36,340,803.83      100.00%        $  595,750.88         740             70.66%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Group 1 Mortgage Loans is expected to be approximately 6.287%
      per annum.

                 GROSS MARGINS OF THE GROUP 1 MORTGAGE LOANS (1)

                                                                               6

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
     GROSS MARGIN (%)                LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

2.250                                 60        $ 35,790,803.83       98.49%        $  596,513.40         740             70.95%
2.750                                  1             550,000.00        1.51            550,000.00         N/A             51.50
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                61        $ 36,340,803.83      100.00%        $  595,750.88         740             70.66%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Group 1
      Mortgage Loans is expected to be approximately 2.258% per annum.

                                                                               7

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                           RATE CEILINGS OF THE GROUP 1 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
     RATE CEILINGS (%)               LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

10.751 - 11.000                        1        $    538,363.00        1.48%        $  538,363.00         703             80.00%
11.001 - 11.250                        1           1,000,000.00        2.75          1,000,000.00         748             70.13
11.251 - 11.500                        1              71,925.00        0.20             71,925.00         688             51.38
11.501 - 11.750                        4           2,360,250.00        6.49            590,062.50         727             70.41
11.751 - 12.000                       14           6,888,730.00       18.96            492,052.14         747             78.40
12.001 - 12.250                       13           7,347,507.45       20.22            565,192.88         755             67.07
12.251 - 12.500                       16          10,839,032.96       29.83            677,439.56         739             67.61
12.501 - 12.750                        5           4,157,675.00       11.44            831,535.00         733             66.57
12.751 - 13.000                        4           2,205,395.23        6.07            551,348.81         720             73.86
13.001 - 13.250                        1             486,000.00        1.34            486,000.00         700             90.00
13.501 - 13.750                        1             445,925.19        1.23            445,925.19         727             80.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                61        $ 36,340,803.83      100.00%        $  595,750.88         740             70.66%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Group 1
      Mortgage Loans is expected to be approximately 12.287% per annum.

                                    FIRST RATE ADJUSTMENT DATE OF THE GROUP 1 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
       FIRST RATE                  MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
     ADJUSTMENT DATE                 LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

November 1, 2006                       1        $    550,000.00        1.51%        $  550,000.00         N/A             51.50%
October 1, 2008                        1             342,559.49        0.94            342,559.49         651             76.67
November 1, 2008                       1              71,925.00        0.20             71,925.00         688             51.38
December 1, 2008                       2           1,923,040.16        5.29            961,520.08         749             70.58
January 1, 2009                        9           6,142,346.29       16.90            682,482.92         712             68.70
February 1, 2009                       1             393,814.40        1.08            393,814.40         761             54.86
March 1, 2009                          9           3,206,956.92        8.82            356,328.55         743             77.67
April 1, 2009                         17          11,138,112.57       30.65            655,183.09         728             72.07
May 1, 2009                           20          12,572,049.00       34.59            628,602.45         765             69.87
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                61        $ 36,340,803.83      100.00%        $  595,750.88         740             70.66%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 34 months.

                                                                               8

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                          REMAINING TERMS OF THE GROUP 1 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
     REMAINING TERM                MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
        (MONTHS)                     LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

341 - 360                             61        $ 36,340,803.83      100.00%        $  595,750.88         740             70.66%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                61        $ 36,340,803.83      100.00%        $  595,750.88         740             70.66%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Group 1 Mortgage Loans is expected to be approximately 358 months.

                                   CREDIT SCORING OF MORTGAGORS OF THE GROUP 1 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
     CREDIT SCORES                   LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

801 - 850                              7        $  3,526,725.39        9.70%        $  503,817.91         807             68.88%
751 - 800                             19          10,345,562.26       28.47            544,503.28         776             69.87
701 - 750                             20          15,017,818.17       41.32            750,890.91         726             70.15
651 - 700                             12           6,023,688.55       16.58            501,974.05         679             75.16
601 - 650                              1             173,918.46        0.48            173,918.46         639             85.00
Not Scored                             2           1,253,091.00        3.45            626,545.50         N/A             64.69
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                61        $ 36,340,803.83      100.00%        $  595,750.88         740             70.66%
===================================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                                                                               9

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                            ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 1 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
     ORIGINAL DEBT-TO-             MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
     INCOME RATIOS (%)               LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                           1        $  2,000,000.00        5.50%        $2,000,000.00         715             57.74%
10.01 - 15.00                          1             430,400.00        1.18            430,400.00         727             80.00
15.01 - 20.00                          1             500,000.00        1.38            500,000.00         809             39.53
20.01 - 25.00                          3           1,214,556.31        3.34            404,852.10         800             77.17
25.01 - 30.00                          4           1,930,057.79        5.31            482,514.45         737             71.49
30.01 - 35.00                          6           2,695,970.91        7.42            449,328.49         761             71.74
35.01 - 40.00                         18          10,748,589.64       29.58            597,143.87         732             70.29
40.01 - 45.00                         14           8,510,214.96       23.42            607,872.50         750             74.75
45.01 - 50.00                          8           4,753,299.46       13.08            594,162.43         732             69.67
50.01 - 55.00                          2           1,625,789.57        4.47            812,894.79         695             77.70
55.01 - 60.00                          3           1,931,925.19        5.32            643,975.06         747             64.11
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                61        $ 36,340,803.83      100.00%        $  595,750.88         740             70.66%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 1 Mortgage Loans is expected to be approximately 38.24%.

                                     MONTHS SINCE ORIGINATION OF THE GROUP 1 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
     MONTHS SINCE                  MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
     ORIGINATION                     LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

1 - 6                                 59        $ 35,926,319.34       98.86%        $  608,920.67         741             70.64%
7 - 12                                 2             414,484.49        1.14            207,242.25         657             72.28
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                61        $ 36,340,803.83      100.00%        $  595,750.88         740             70.66%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Group 1 Mortgage Loans is expected to be approximately 3 months.

                                                                              10

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 4 or 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 69.14% of the
Group 2 Mortgage Loans require only the payment of interest until the 50th or
61st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year LIBOR Index is the average of the interbank offered rates for one-year
U.S. dollar-denominated deposits in the London Market as published in The Wall
Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.500% to 13.000%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each
Mortgage Loan's Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

-----------------------------------------------------------------------------------------------------------
                                                              COLLATERAL SUMMARY   RANGE (IF APPLICABLE)
                                                              ------------------   ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                      $351,405,930

TOTAL NUMBER OF LOANS                                                        588

AVERAGE LOAN PRINCIPAL BALANCE                                          $597,629    $35,634 to $3,000,000

WA GROSS COUPON                                                           6.144%         4.500% to 7.625%

WA FICO                                                                      738               620 to 819

WA ORIGINAL TERM                                                      360 months

WA REMAINING TERM                                                     359 months        343 to 360 months

WA OLTV                                                                   72.59%         21.05% to 95.00%

WA DTI                                                                    35.75%          6.50% to 68.50%

WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                59 months          43 to 63 months

WA GROSS MARGIN                                                           2.250%

WA RATE CEILING                                                          11.148%        9.500% to 13.000%

GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES         CA               46.09%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL   FL               14.09%
BALANCE                                                  VA                5.39%
                                                         IL                3.37%
                                                         MD                2.90%

PERCENTAGE OF "ALTERNATIVE" UNDERWRITING GUIDELINE                        36.83%
MORTGAGE LOANS

PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI POLICIES                       0.67%

PERCENTAGE OF BUYDOWN LOANS                                                0.30%
-----------------------------------------------------------------------------------------------------------

                                                                              11

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                 OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 2 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
     OCCUPANCY                       LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Primary Residence                    512        $303,222,156.92       86.29%        $  592,230.78         738             72.54%
Second Home                           61          41,819,949.76       11.90            685,572.95         744             72.59
Investor Property                     15           6,363,823.17        1.81            424,254.88         723             74.65
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               588        $351,405,929.85      100.00%        $  597,629.13         738             72.59%
===================================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                            PROPERTY TYPES OF THE GROUP 2 MORTGAGE LOANS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
     PROPERTY TYPE                   LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Single Family Residence              328        $198,128,494.82       56.38%        $  604,050.29         739             72.42%
PUD                                  153          86,769,042.98       24.69            567,117.93         739             71.37
Condominium                           91          53,907,843.81       15.34            592,393.89         739             74.19
2-Family                               6           5,442,055.82        1.55            907,009.30         738             77.08
Townhouse                              7           4,837,013.40        1.38            691,001.91         714             80.00
3-Family                               3           2,321,479.02        0.66            773,826.34         713             69.27
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               588        $351,405,929.85      100.00%        $  597,629.13         738             72.59%
===================================================================================================================================

                                         MORTGAGE LOAN PURPOSE OF THE GROUP 2 MORTGAGE LOANS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
     PURPOSE                         LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Purchase                             408        $236,568,355.89       67.32%        $  579,824.40         739             75.65%
Refinance-Cashout                    109          69,794,990.72       19.86            640,321.02         735             66.89
Refinance-Rate/Term                   71          45,042,583.24       12.82            634,402.58         739             65.34
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               588        $351,405,929.85      100.00%        $  597,629.13         738             72.59%
===================================================================================================================================

                                                                              12

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                       GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE GROUP 2 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
     GEOGRAPHIC AREA                 LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Arizona                               15        $  7,743,176.94        2.20%        $  516,211.80         725             70.85%
California                           269         161,946,245.93       46.09            602,030.65         739             72.59
Colorado                               9           7,505,622.52        2.14            833,958.06         728             77.38
Connecticut                            4           3,228,609.83        0.92            807,152.46         776             64.35
Delaware                               1             518,059.08        0.15            518,059.08         708             59.31
District of Columbia                   6           3,114,920.00        0.89            519,153.33         711             77.75
Florida                               82          49,511,079.70       14.09            603,793.65         734             73.66
Georgia                               15           7,579,399.05        2.16            505,293.27         729             76.80
Hawaii                                 6           5,813,202.52        1.65            968,867.09         719             66.74
Illinois                              15          11,836,731.34        3.37            789,115.42         740             72.21
Indiana                                2             837,074.00        0.24            418,537.00         720             80.00
Maine                                  1             394,000.00        0.11            394,000.00         688             80.00
Maryland                              19          10,180,012.93        2.90            535,790.15         727             72.47
Massachusetts                         15           9,663,052.41        2.75            644,203.49         745             67.80
Minnesota                              1           1,000,000.00        0.28          1,000,000.00         751             60.61
Missouri                               5           4,109,134.00        1.17            821,826.80         739             71.60
Nebraska                               1             531,444.56        0.15            531,444.56         715             80.00
Nevada                                14           6,567,301.87        1.87            469,092.99         735             68.06
New Hampshire                          1             576,000.00        0.16            576,000.00         735             80.00
New Jersey                             7           4,136,501.60        1.18            590,928.80         736             73.65
New Mexico                             1             649,305.11        0.18            649,305.11         703             36.11
New York                               6           2,971,986.45        0.85            495,331.08         743             72.98
North Carolina                         3           1,785,671.94        0.51            595,223.98         728             80.00
Ohio                                   1             440,000.00        0.13            440,000.00         745             80.00
Oklahoma                               1             195,258.62        0.06            195,258.62         692             80.00
Oregon                                 3           1,140,881.64        0.32            380,293.88         763             73.12
Pennsylvania                           3           2,754,465.81        0.78            918,155.27         699             60.02
Rhode Island                           1             808,198.71        0.23            808,198.71         748             80.00
South Carolina                         6           2,370,376.83        0.67            395,062.81         774             73.24
Tennessee                              2           1,078,275.00        0.31            539,137.50         758             70.90
Texas                                 17           7,497,346.00        2.13            441,020.35         763             72.69
Utah                                   5           2,711,388.27        0.77            542,277.65         722             72.93
Vermont                                2           1,703,920.00        0.48            851,960.00         781             62.08
Virginia                              32          18,947,121.71        5.39            592,097.55         740             75.93
Washington                            14           6,985,765.48        1.99            498,983.25         741             78.60
Wisconsin                              2           1,634,400.00        0.47            817,200.00         762             56.01
Wyoming                                1             940,000.00        0.27            940,000.00         779             63.09
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               588        $351,405,929.85      100.00%        $  597,629.13         738             72.59%
===================================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 1.56% of the Group 2
      Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              13

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                             CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 2 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
     CURRENT MORTGAGE LOAN         MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
     PRINCIPAL BALANCES ($)          LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

0.01 - 50,000.00                       1        $     35,633.68        0.01%        $   35,633.68         696             80.00%
50,000.01 - 100,000.00                 4             322,007.56        0.09             80,501.89         708             71.43
100,000.01 - 150,000.00                9           1,152,641.93        0.33            128,071.33         743             73.31
150,000.01 - 200,000.00               10           1,814,381.62        0.52            181,438.16         699             84.11
200,000.01 - 250,000.00               11           2,406,666.84        0.68            218,787.89         738             76.14
250,000.01 - 300,000.00               13           3,542,124.12        1.01            272,471.09         717             76.16
300,000.01 - 350,000.00                8           2,571,516.97        0.73            321,439.62         713             72.85
350,000.01 - 400,000.00               17           6,385,866.66        1.82            375,639.22         734             71.42
400,000.01 - 450,000.00               57          24,891,258.61        7.08            436,688.75         726             74.63
450,000.01 - 500,000.00              117          55,851,846.71       15.89            477,366.21         738             74.95
500,000.01 - 550,000.00               86          45,157,302.46       12.85            525,084.91         736             73.66
550,000.01 - 600,000.00               80          46,004,383.24       13.09            575,054.79         746             73.59
600,000.01 - 650,000.00               51          32,223,124.66        9.17            631,825.97         731             72.13
650,000.01 - 700,000.00               21          14,341,666.99        4.08            682,936.52         745             69.56
700,000.01 - 750,000.00               18          13,199,009.53        3.76            733,278.31         737             71.22
750,000.01 - 800,000.00               13          10,167,816.77        2.89            782,139.75         753             73.37
800,000.01 - 850,000.00                4           3,321,590.71        0.95            830,397.68         764             77.46
850,000.01 - 900,000.00                8           6,999,566.42        1.99            874,945.80         745             71.69
900,000.01 - 950,000.00                9           8,366,341.65        2.38            929,593.52         740             74.19
950,000.01 - 1,000,000.00             23          22,844,906.64        6.50            993,256.81         755             67.41
1,000,000.01 - 1,500,000.00           15          18,844,735.66        5.36          1,256,315.71         725             67.04
1,500,000.01 - 2,000,000.00            4           7,275,000.00        2.07          1,818,750.00         793             59.06
2,000,000.01 - 2,500,000.00            4           9,160,911.22        2.61          2,290,227.81         714             80.00
2,500,000.01 - 3,000,000.00            5          14,525,629.20        4.13          2,905,125.84         724             71.57
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               588        $351,405,929.85      100.00%        $  597,629.13         738             72.59%
===================================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Group 2 Mortgage Loans is expected to be approximately $597,629.

                                                                              14

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                   ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 2 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
     ORIGINAL LOAN-TO-             MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
     VALUE RATIOS (%)                LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

20.01 - 25.00                          3        $  2,583,300.00        0.74%        $  861,100.00         779             21.56%
25.01 - 30.00                          2             689,854.21        0.20            344,927.11         779             27.45
30.01 - 35.00                          4           2,259,179.00        0.64            564,794.75         757             32.31
35.01 - 40.00                          4           2,574,305.11        0.73            643,576.28         738             37.00
40.01 - 45.00                          3           2,124,000.00        0.60            708,000.00         727             43.91
45.01 - 50.00                         18          11,138,553.17        3.17            618,808.51         755             47.87
50.01 - 55.00                         16          10,158,014.17        2.89            634,875.89         752             53.12
55.01 - 60.00                         13          10,302,448.72        2.93            792,496.06         750             58.24
60.01 - 65.00                         43          29,396,713.21        8.37            683,644.49         739             62.70
65.01 - 70.00                         60          39,755,743.88       11.31            662,595.73         743             68.45
70.01 - 75.00                         66          43,666,813.04       12.43            661,618.38         740             73.96
75.01 - 80.00                        347         194,386,334.08       55.32            560,191.16         734             79.69
85.01 - 90.00                          8           2,129,907.90        0.61            266,238.49         696             89.86
90.01 - 95.00                          1             240,763.36        0.07            240,763.36         N/A             95.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               588        $351,405,929.85      100.00%        $  597,629.13         738             72.59%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately
      72.59%.

                                                                              15

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                 CURRENT MORTGAGE INTEREST RATES OF THE GROUP 2 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
    CURRENT MORTGAGE               MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
    INTEREST RATES (%)               LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

4.251 - 4.500                          1        $    361,600.00        0.10%        $  361,600.00         791             80.00%
4.501 - 4.750                          3           1,594,275.00        0.45            531,425.00         742             74.20
4.751 - 5.000                          4           2,556,994.00        0.73            639,248.50         741             72.13
5.001 - 5.250                         25          11,260,503.40        3.20            450,420.14         742             73.80
5.251 - 5.500                         38          19,172,722.76        5.46            504,545.34         746             75.36
5.501 - 5.750                         66          42,993,064.63       12.23            651,410.07         746             71.04
5.751 - 6.000                        119          71,604,130.49       20.38            601,715.38         736             72.70
6.001 - 6.250                        132          77,217,320.39       21.97            584,979.70         741             70.11
6.251 - 6.500                        121          71,616,747.68       20.38            591,873.95         738             75.72
6.501 - 6.750                         44          27,037,842.38        7.69            614,496.42         719             74.15
6.751 - 7.000                         26          17,802,306.38        5.07            684,704.09         739             71.22
7.001 - 7.250                          4           3,434,419.49        0.98            858,604.87         668             73.19
7.251 - 7.500                          3           4,425,000.00        1.26          1,475,000.00         769             57.39
7.501 - 7.750                          2             329,003.25        0.09            164,501.63         700             80.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               588        $351,405,929.85      100.00%        $  597,629.13         738             72.59%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Group 2 Mortgage Loans is expected to be approximately 6.144%
      per annum.

                                          GROSS MARGINS OF THE GROUP 2 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
    GROSS MARGIN (%)                 LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

2.250                                588        $351,405,929.85      100.00%        $  597,629.13         738             72.59%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               588        $351,405,929.85      100.00%        $  597,629.13         738             72.59%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Group 2
      Mortgage Loans is expected to be approximately 2.250% per annum.

                                                                              16

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                          RATE CEILINGS OF THE GROUP 2 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
    RATE CEILINGS (%)                LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

9.251 - 9.500                          1        $    361,600.00        0.10%        $  361,600.00         791             80.00%
9.501 - 9.750                          3           1,594,275.00        0.45            531,425.00         742             74.20
9.751 - 10.000                         4           2,556,994.00        0.73            639,248.50         741             72.13
10.001 - 10.250                       24          10,760,514.40        3.06            448,354.77         742             73.67
10.251 - 10.500                       39          19,672,711.76        5.60            504,428.51         746             75.39
10.501 - 10.750                       66          42,993,064.63       12.23            651,410.07         746             71.04
10.751 - 11.000                      119          71,604,130.49       20.38            601,715.38         736             72.70
11.001 - 11.250                      132          77,217,320.39       21.97            584,979.70         741             70.11
11.251 - 11.500                      120          70,817,470.90       20.15            590,145.59         738             75.85
11.501 - 11.750                       44          27,037,842.38        7.69            614,496.42         719             74.15
11.751 - 12.000                       26          17,802,306.38        5.07            684,704.09         739             71.22
12.001 - 12.250                        4           3,434,419.49        0.98            858,604.87         668             73.19
12.251 - 12.500                        3           4,425,000.00        1.26          1,475,000.00         769             57.39
12.501 - 12.750                        2             329,003.25        0.09            164,501.63         700             80.00
12.751 - 13.000                        1             799,276.78        0.23            799,276.78         699             63.95
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               588        $351,405,929.85      100.00%        $  597,629.13         738             72.59%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Group 2
      Mortgage Loans is expected to be approximately 11.148% per annum.

                                                                              17

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                   FIRST RATE ADJUSTMENT DATE OF THE GROUP 2 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
      FIRST RATE                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
    ADJUSTMENT DATE                  LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

December 1, 2009                       2        $    471,180.19        0.13%        $  235,590.10         786             80.00%
January 1, 2010                        1             275,260.75        0.08            275,260.75         779             77.78
June 1, 2010                           1             209,119.19        0.06            209,119.19         742             75.00
July 1, 2010                           1             276,221.26        0.08            276,221.26         750             80.00
August 1, 2010                         1             272,240.78        0.08            272,240.78         759             50.00
September 1, 2010                      4           1,210,000.00        0.34            302,500.00         710             67.34
October 1, 2010                        6           1,811,339.87        0.52            301,889.98         723             73.43
November 1, 2010                       7           1,726,139.32        0.49            246,591.33         757             76.04
December 1, 2010                       6           2,399,325.12        0.68            399,887.52         690             69.69
January 1, 2011                       11           4,203,143.69        1.20            382,103.97         704             76.71
February 1, 2011                       3           2,530,454.24        0.72            843,484.75         718             66.69
March 1, 2011                         54          32,498,906.83        9.25            601,831.61         712             74.48
April 1, 2011                        244         147,835,365.17       42.07            605,882.64         736             73.97
May 1, 2011                          246         155,256,075.34       44.18            631,122.26         748             70.88
August 1, 2011                         1             431,158.10        0.12            431,158.10         676             75.52
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               588        $351,405,929.85      100.00%        $  597,629.13         738             72.59%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

                                         REMAINING TERMS OF THE GROUP 2 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
    REMAINING TERM                 MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
       (MONTHS)                      LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

341 - 360                            588        $351,405,929.85      100.00%        $  597,629.13         738             72.59%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               588        $351,405,929.85      100.00%        $  597,629.13         738             72.59%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

                                                                              18

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                  CREDIT SCORING OF MORTGAGORS OF THE GROUP 2 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
    CREDIT SCORES                    LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

801 - 850                             27        $ 17,380,767.47        4.95%        $  643,732.13         806             63.43%
751 - 800                            219         138,495,720.16       39.41            632,400.55         772             71.14
701 - 750                            203         113,411,042.97       32.27            558,675.09         727             74.68
651 - 700                            123          69,846,269.09       19.88            567,855.85         682             73.35
601 - 650                             11           6,809,683.34        1.94            619,062.12         635             79.14
Not Scored                             5           5,462,446.82        1.55          1,092,489.36         N/A             77.01
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               588        $351,405,929.85      100.00%        $  597,629.13         738             72.59%
===================================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                           ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 2 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
    ORIGINAL DEBT-TO-              MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
    INCOME RATIOS (%)                LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                           4        $  2,002,550.00        0.57%        $  500,637.50         756             69.76%
10.01 - 15.00                         12           6,215,037.35        1.77            517,919.78         768             67.62
15.01 - 20.00                         18          11,119,113.03        3.16            617,728.50         748             64.54
20.01 - 25.00                         49          33,170,237.73        9.44            676,943.63         741             72.65
25.01 - 30.00                         77          43,442,466.14       12.36            564,187.87         743             70.02
30.01 - 35.00                         87          58,578,384.71       16.67            673,314.77         737             75.08
35.01 - 40.00                        126          71,342,824.52       20.30            566,212.89         734             73.67
40.01 - 45.00                        123          74,060,366.85       21.08            602,116.80         735             72.93
45.01 - 50.00                         54          31,351,316.07        8.92            580,579.93         735             73.76
50.01 - 55.00                         25          14,076,995.60        4.01            563,079.82         737             71.83
55.01 - 60.00                          8           4,229,645.42        1.20            528,705.68         739             66.26
60.01 - 65.00                          4           1,555,833.25        0.44            388,958.31         728             63.86
65.01 - 70.00                          1             261,159.18        0.07            261,159.18         720             80.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               588        $351,405,929.85      100.00%        $  597,629.13         738             72.59%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 2 Mortgage Loans is expected to be approximately 35.75%.

                                                                              19

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                    MONTHS SINCE ORIGINATION OF THE GROUP 2 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
    MONTHS SINCE                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
    ORIGINATION                      LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

1 - 6                                562        $343,424,004.61       97.73%        $  611,074.74         738             72.59%
7 - 12                                21           6,304,337.20        1.79            300,206.53         730             71.10
13 - 18                                4           1,246,429.94        0.35            311,607.49         765             78.13
19 - 24                                1             431,158.10        0.12            431,158.10         676             75.52
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               588        $351,405,929.85      100.00%        $  597,629.13         738             72.59%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Group 2 Mortgage Loans is expected to be approximately 2 months.

                                                                              20

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 3 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 6 or 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 72.61% of the
Group 3 Mortgage Loans require only the payment of interest until the 85th payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year LIBOR Index is the average of the interbank offered rates for one-year
U.S. dollar-denominated deposits in the London Market as published in The Wall
Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.250% to 12.125%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each
Mortgage Loan's Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

-----------------------------------------------------------------------------------------------------------
                                                              COLLATERAL SUMMARY   RANGE (IF APPLICABLE)
                                                              ------------------   ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                       $81,880,539
TOTAL NUMBER OF LOANS                                                        127
AVERAGE LOAN PRINCIPAL BALANCE                                          $644,729    $73,931 to $1,816,933
WA GROSS COUPON                                                           6.246%         5.250% to 7.125%
WA FICO                                                                      746               625 to 813
WA ORIGINAL TERM                                                      360 months
WA REMAINING TERM                                                     360 months        354 to 360 months
WA OLTV                                                                   69.84%         34.48% to 80.00%
WA DTI                                                                    35.48%          8.38% to 68.30%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                83 months          72 to 84 months
WA GROSS MARGIN                                                           2.250%
WA RATE CEILING                                                          11.246%       10.250% to 12.125%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES         CA               51.59%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL   FL                7.12%
BALANCE                                                  CO                5.48%
                                                         VA                5.03%
                                                         AZ                4.12%
PERCENTAGE OF "ALTERNATIVE" UNDERWRITING GUIDELINE                        29.50%
MORTGAGE LOANS

PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI POLICIES                       0.00%

PERCENTAGE OF BUYDOWN LOANS                                                0.00%
-----------------------------------------------------------------------------------------------------------

                                                                              21

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 3 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
    OCCUPANCY                        LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Primary Residence                    114        $ 74,370,049.02       90.83%        $  652,368.85         746             70.04%
Second Home                           11           6,574,636.53        8.03            597,694.23         747             66.82
Investor Property                      2             935,853.06        1.14            467,926.53         751             75.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               127        $ 81,880,538.61      100.00%        $  644,728.65         746             69.84%
===================================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                           PROPERTY TYPES OF THE GROUP 3 MORTGAGE LOANS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
    PROPERTY TYPE                    LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Single Family Residence               75        $ 46,214,161.65       56.44%        $  616,188.82         744             70.14%
PUD                                   37          27,589,280.62       33.69            745,656.23         750             69.19
Condominium                           14           7,635,323.90        9.32            545,380.28         744             70.05
4-Family                               1             441,772.44        0.54            441,772.44         766             75.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               127        $ 81,880,538.61      100.00%        $  644,728.65         746             69.84%
===================================================================================================================================

                                        MORTGAGE LOAN PURPOSE OF THE GROUP 3 MORTGAGE LOANS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
      PURPOSE                        LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Purchase                              66        $ 40,996,905.01       50.07%        $  621,165.23         751             74.18%
Refinance-Cashout                     35          21,721,089.92       26.53            620,602.57         742             67.31
Refinance-Rate/Term                   26          19,162,543.68       23.40            737,020.91         740             63.43
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               127        $ 81,880,538.61      100.00%        $  644,728.65         746             69.84%
===================================================================================================================================

                                                                              22

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                       GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE GROUP 3 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
    GEOGRAPHIC AREA                  LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Arizona                                3        $  3,372,933.18        4.12%        $1,124,311.06         763             72.65%
Arkansas                               1             479,600.00        0.59            479,600.00         742             80.00
California                            66          42,238,230.36       51.59            639,973.19         747             69.71
Colorado                               5           4,489,300.00        5.48            897,860.00         727             64.98
Connecticut                            2           1,144,000.00        1.40            572,000.00         752             80.00
District of Columbia                   1             464,000.00        0.57            464,000.00         729             80.00
Florida                               10           5,827,403.29        7.12            582,740.33         750             65.63
Georgia                                4           2,326,421.73        2.84            581,605.43         724             73.66
Idaho                                  1             646,000.00        0.79            646,000.00         780             51.35
Illinois                               5           1,829,743.23        2.23            365,948.65         700             77.42
Maryland                               1             644,000.00        0.79            644,000.00         707             80.00
Massachusetts                          1             720,000.00        0.88            720,000.00         799             60.00
Minnesota                              1             519,200.00        0.63            519,200.00         681             80.00
Missouri                               1             483,279.79        0.59            483,279.79         773             80.00
Nevada                                 2             925,862.00        1.13            462,931.00         708             76.42
New Jersey                             1             680,000.00        0.83            680,000.00         764             80.00
New York                               2           1,893,500.00        2.31            946,750.00         767             63.46
North Carolina                         4           2,344,023.50        2.86            586,005.88         712             69.00
South Carolina                         5           2,529,636.53        3.09            505,927.31         747             74.50
Texas                                  4           2,818,423.00        3.44            704,605.75         780             59.78
Virginia                               5           4,120,982.00        5.03            824,196.40         758             76.74
Washington                             2           1,384,000.00        1.69            692,000.00         750             62.40
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               127        $ 81,880,538.61      100.00%        $  644,728.65         746             69.84%
===================================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 3.39% of the Group 3
      Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              23

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                            CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 3 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
    CURRENT MORTGAGE LOAN          MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
    PRINCIPAL BALANCES ($)           LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

50,000.01 - 100,000.00                 1        $     73,931.46        0.09%        $   73,931.46         746             80.00%
200,000.01 - 250,000.00                1             217,403.29        0.27            217,403.29         722             80.00
250,000.01 - 300,000.00                1             251,736.89        0.31            251,736.89         763             80.00
350,000.01 - 400,000.00                2             782,132.03        0.96            391,066.02         705             65.75
400,000.01 - 450,000.00               11           4,716,231.47        5.76            428,748.32         732             72.63
450,000.01 - 500,000.00               27          12,883,218.75       15.73            477,156.25         737             72.88
500,000.01 - 550,000.00               17           8,917,705.07       10.89            524,570.89         738             74.51
550,000.01 - 600,000.00               15           8,809,681.55       10.76            587,312.10         740             68.69
600,000.01 - 650,000.00               12           7,679,030.00        9.38            639,919.17         732             73.01
650,000.01 - 700,000.00                6           4,104,335.80        5.01            684,055.97         753             74.11
700,000.01 - 750,000.00                3           2,168,028.00        2.65            722,676.00         771             73.36
750,000.01 - 800,000.00                6           4,738,200.00        5.79            789,700.00         769             67.77
800,000.01 - 850,000.00                3           2,423,500.00        2.96            807,833.33         774             58.92
850,000.01 - 900,000.00                6           5,306,592.18        6.48            884,432.03         770             71.68
950,000.01 - 1,000,000.00              6           5,899,955.94        7.21            983,325.99         736             69.57
1,000,000.01 - 1,500,000.00            9          11,091,923.00       13.55          1,232,435.89         751             60.13
1,500,000.01 - 2,000,000.00            1           1,816,933.18        2.22          1,816,933.18         793             70.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               127        $ 81,880,538.61      100.00%        $  644,728.65         746             69.84%
===================================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Group 3 Mortgage Loans is expected to be approximately $644,729.

                                                                              24

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                  ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 3 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
    ORIGINAL LOAN-TO-              MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
    VALUE RATIOS (%)                 LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

30.01 - 35.00                          1        $  1,200,000.00        1.47%        $1,200,000.00         704             34.48%
35.01 - 40.00                          1           1,100,000.00        1.34          1,100,000.00         771             40.00
40.01 - 45.00                          2           1,189,000.00        1.45            594,500.00         769             41.64
45.01 - 50.00                          6           4,827,123.00        5.90            804,520.50         769             47.67
50.01 - 55.00                          7           4,701,130.00        5.74            671,590.00         742             53.06
55.01 - 60.00                          8           4,522,926.48        5.52            565,365.81         757             58.20
60.01 - 65.00                          9           5,985,405.94        7.31            665,045.10         746             62.47
65.01 - 70.00                         10           7,849,463.18        9.59            784,946.32         749             68.87
70.01 - 75.00                         18          13,331,376.56       16.28            740,632.03         732             73.35
75.01 - 80.00                         65          37,174,113.45       45.40            571,909.44         747             79.32
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               127        $ 81,880,538.61      100.00%        $  644,728.65         746             69.84%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately
      69.84%.

                                 CURRENT MORTGAGE INTEREST RATES OF THE GROUP 3 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
    CURRENT MORTGAGE               MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
    INTEREST RATES (%)               LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

5.001 - 5.250                          1        $    680,000.00        0.83%        $  680,000.00         764             80.00%
5.251 - 5.500                          4           2,643,422.07        3.23            660,855.52         788             72.74
5.501 - 5.750                         10           5,621,287.21        6.87            562,128.72         743             73.09
5.751 - 6.000                         14          10,922,405.00       13.34            780,171.79         748             68.97
6.001 - 6.250                         49          28,825,329.79       35.20            588,272.04         744             69.69
6.251 - 6.500                         34          22,487,308.92       27.46            661,391.44         743             69.04
6.501 - 6.750                         10           5,692,580.00        6.95            569,258.00         734             72.22
6.751 - 7.000                          4           4,023,205.62        4.91          1,005,801.41         775             69.91
7.001 - 7.250                          1             985,000.00        1.20            985,000.00         705             54.72
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               127        $ 81,880,538.61      100.00%        $  644,728.65         746             69.84%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Group 3 Mortgage Loans is expected to be approximately 6.246%
      per annum.

                                                                              25

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                          GROSS MARGINS OF THE GROUP 3 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
    GROSS MARGIN (%)                 LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

2.250                                127        $ 81,880,538.61      100.00%        $  644,728.65         746             69.84%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               127        $ 81,880,538.61      100.00%        $  644,728.65         746             69.84%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Group 3
      Mortgage Loans is expected to be approximately 2.250% per annum.

                                          RATE CEILINGS OF THE GROUP 3 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
    RATE CEILINGS (%)                LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

10.001 - 10.250                        1        $    680,000.00        0.83%        $  680,000.00         764             80.00%
10.251 - 10.500                        4           2,643,422.07        3.23            660,855.52         788             72.74
10.501 - 10.750                       10           5,621,287.21        6.87            562,128.72         743             73.09
10.751 - 11.000                       14          10,922,405.00       13.34            780,171.79         748             68.97
11.001 - 11.250                       49          28,825,329.79       35.20            588,272.04         744             69.69
11.251 - 11.500                       34          22,487,308.92       27.46            661,391.44         743             69.04
11.501 - 11.750                       10           5,692,580.00        6.95            569,258.00         734             72.22
11.751 - 12.000                        4           4,023,205.62        4.91          1,005,801.41         775             69.91
12.001 - 12.250                        1             985,000.00        1.20            985,000.00         705             54.72
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               127        $ 81,880,538.61      100.00%        $  644,728.65         746             69.84%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Group 3
      Mortgage Loans is expected to be approximately 11.246% per annum.

                                                                              26

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                    FIRST RATE ADJUSTMENT DATE OF THE GROUP 3 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
     FIRST RATE                    MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
  ADJUSTMENT DATE                    LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

May 1, 2012                            1        $    877,110.18        1.07%        $  877,110.18         716             76.43%
November 1, 2012                       1             397,608.53        0.49            397,608.53         743             56.86
December 1, 2012                       2             810,057.03        0.99            405,028.52         700             67.78
January 1, 2013                        1             384,523.50        0.47            384,523.50         665             74.95
March 1, 2013                          7           4,904,229.79        5.99            700,604.26         757             72.97
April 1, 2013                         36          21,048,949.58       25.71            584,693.04         740             68.24
May 1, 2013                           79          53,458,060.00       65.29            676,684.30         749             70.17
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               127        $ 81,880,538.61      100.00%        $  644,728.65         746             69.84%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

                                         REMAINING TERMS OF THE GROUP 3 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
   REMAINING TERM                  MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
      (MONTHS)                       LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

341 - 360                            127        $ 81,880,538.61      100.00%        $  644,728.65         746             69.84%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               127        $ 81,880,538.61      100.00%        $  644,728.65         746             69.84%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Group 3 Mortgage Loans is expected to be approximately 360 months.

                                                                              27

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                   CREDIT SCORING OF MORTGAGORS OF THE GROUP 3 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
    CREDIT SCORES                    LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

801 - 850                              5        $  3,238,132.00        3.95%        $  647,626.40         806             62.23%
751 - 800                             53          37,570,556.86       45.88            708,878.43         776             68.75
701 - 750                             52          31,849,321.37       38.90            612,486.95         725             70.88
651 - 700                             15           8,154,898.38        9.96            543,659.89         682             74.28
601 - 650                              2           1,067,630.00        1.30            533,815.00         629             66.43
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               127        $ 81,880,538.61      100.00%        $  644,728.65         746             69.84%
===================================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                           ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 3 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
      ORIGINAL                     NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
   DEBT-TO-INCOME                  MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
     RATIOS (%)                      LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                           5        $  3,383,000.00        4.13%        $  676,600.00         748             61.58%
10.01 - 15.00                          3           2,200,000.00        2.69            733,333.33         778             56.29
15.01 - 20.00                          3           2,043,000.00        2.50            681,000.00         751             78.13
20.01 - 25.00                         10           7,367,600.00        9.00            736,760.00         753             60.12
25.01 - 30.00                          7           3,818,813.22        4.66            545,544.75         763             67.68
30.01 - 35.00                         22          15,565,914.89       19.01            707,541.59         739             72.73
35.01 - 40.00                         35          21,191,609.48       25.88            605,474.56         736             71.51
40.01 - 45.00                         21          12,922,636.83       15.78            615,363.66         747             69.24
45.01 - 50.00                         11           7,363,075.87        8.99            669,370.53         757             73.19
50.01 - 55.00                          3           1,725,000.00        2.11            575,000.00         707             73.86
55.01 - 60.00                          5           3,482,279.79        4.25            696,455.96         781             75.76
65.01 - 70.00                          1             397,608.53        0.49            397,608.53         743             56.86
Not Scored                             1             420,000.00        0.51            420,000.00         709             72.10
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               127        $ 81,880,538.61      100.00%        $  644,728.65         746             69.84%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 3 Mortgage Loans is expected to be approximately 35.48%.

                                                                              28

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                     MONTHS SINCE ORIGINATION OF THE GROUP 3 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
    MONTHS SINCE                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
    ORIGINATION                      LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

1 - 6                                125        $ 80,605,819.90       98.44%        $  644,846.56         747             69.83%
7 - 12                                 1             397,608.53        0.49            397,608.53         743             56.86
13 - 18                                1             877,110.18        1.07            877,110.18         716             76.43
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               127        $ 81,880,538.61      100.00%        $  644,728.65         746             69.84%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Group 3 Mortgage Loans is expected to be approximately 2 months.

                                                                              29

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 4 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Group 4 Mortgage Loans consist of 10/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 93.65% of the Group
4 Mortgage Loans require only the payment of interest until the 121st payment.
The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to
One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year LIBOR Index is the average of the interbank offered rates for one-year
U.S. dollar-denominated deposits in the London Market as published in The Wall
Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.250% to 12.500%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each
Mortgage Loan's Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

-----------------------------------------------------------------------------------------------------------
                                                              COLLATERAL SUMMARY   RANGE (IF APPLICABLE)
                                                              ------------------   ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                      $167,785,875
TOTAL NUMBER OF LOANS                                                        254
AVERAGE LOAN PRINCIPAL BALANCE                                          $660,574   $160,000 to $2,996,000
WA GROSS COUPON                                                           6.283%         5.250% to 7.500%
WA FICO                                                                      745               626 to 817
WA ORIGINAL TERM                                                      360 months
WA REMAINING TERM                                                     359 months        353 to 360 months
WA OLTV                                                                   70.51%         25.69% to 80.00%
WA DTI                                                                    37.07%          9.40% to 61.10%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                               119 months        113 to 120 months
WA GROSS MARGIN                                                           2.250%
WA RATE CEILING                                                          11.283%       10.250% to 12.500%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES         CA               51.95%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL   FL               11.28%
BALANCE                                                  MD                4.11%
                                                         TX                3.54%
                                                         VA                2.92%
PERCENTAGE OF "ALTERNATIVE" UNDERWRITING GUIDELINE                        41.62%
MORTGAGE LOANS

PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI POLICIES                       0.00%

PERCENTAGE OF BUYDOWN LOANS                                                0.00%
-----------------------------------------------------------------------------------------------------------

                                                                              30

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 4 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
    OCCUPANCY                        LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Primary Residence                    234        $154,036,400.31       91.81%        $  658,275.22         743             70.54%
Second Home                           18          12,987,510.00        7.74            721,528.33         766             69.81
Investor Property                      2             761,965.00        0.45            380,982.50         774             76.05
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               254        $167,785,875.31      100.00%        $  660,574.31         745             70.51%
===================================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                            PROPERTY TYPES OF THE GROUP 4 MORTGAGE LOANS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
    PROPERTY TYPE                    LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Single Family Residence              157        $107,063,084.25       63.81%        $  681,930.47         741             69.77%
PUD                                   57          36,380,015.36       21.68            638,245.88         740             70.62
Condominium                           33          19,974,131.74       11.90            605,276.72         769             73.73
3-Family                               2           1,886,644.54        1.12            943,322.27         767             77.98
2-Family                               3           1,660,000.00        0.99            553,333.33         753             65.48
Townhouse                              2             821,999.42        0.49            410,999.71         714             76.53
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               254        $167,785,875.31      100.00%        $  660,574.31         745             70.51%
===================================================================================================================================

                                        MORTGAGE LOAN PURPOSE OF THE GROUP 4 MORTGAGE LOANS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
    PURPOSE                          LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Purchase                             141        $ 95,250,603.49       56.77%        $  675,536.19         752             74.25%
Refinance-Cashout                     63          40,439,584.66       24.10            641,898.17         739             64.10
Refinance-Rate/Term                   50          32,095,687.16       19.13            641,913.74         729             67.47
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               254        $167,785,875.31      100.00%        $  660,574.31         745             70.51%
===================================================================================================================================

                                                                              31

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                       GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE GROUP 4 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
    GEOGRAPHIC AREA                  LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Arizona                                4        $  2,173,400.00        1.30%        $  543,350.00         710             75.83%
California                           134          87,163,320.58       51.95            650,472.54         745             70.92
Colorado                               3           2,098,000.00        1.25            699,333.33         784             66.95
Connecticut                            4           3,679,000.00        2.19            919,750.00         773             65.54
District of Columbia                   3           2,265,000.00        1.35            755,000.00         765             69.49
Florida                               28          18,930,956.60       11.28            676,105.59         748             66.43
Georgia                                5           3,033,900.00        1.81            606,780.00         770             72.99
Hawaii                                 1             536,250.00        0.32            536,250.00         769             75.00
Illinois                               3           1,660,000.00        0.99            553,333.33         749             80.00
Indiana                                1             667,425.00        0.40            667,425.00         789             75.00
Kentucky                               1             160,000.00        0.10            160,000.00         683             80.00
Maine                                  2           1,581,000.00        0.94            790,500.00         674             71.16
Maryland                              10           6,903,095.15        4.11            690,309.52         737             72.12
Massachusetts                          2           1,337,500.00        0.80            668,750.00         751             70.80
Michigan                               2           4,491,505.20        2.68          2,245,752.60         746             64.25
Missouri                               2           1,025,767.00        0.61            512,883.50         758             80.00
Nevada                                 3           1,200,920.00        0.72            400,306.67         769             72.53
New Jersey                             4           2,804,314.05        1.67            701,078.51         751             77.02
New York                               5           4,241,644.54        2.53            848,328.91         757             63.30
North Carolina                         6           4,149,199.42        2.47            691,533.24         740             71.29
Oregon                                 2           1,086,480.00        0.65            543,240.00         756             80.00
South Carolina                         3           1,356,029.01        0.81            452,009.67         745             74.93
Texas                                 10           5,944,377.69        3.54            594,437.77         722             71.89
Utah                                   2           1,214,000.00        0.72            607,000.00         733             61.06
Virginia                               8           4,897,932.07        2.92            612,241.51         739             76.13
Washington                             5           2,760,859.00        1.65            552,171.80         707             68.78
Wyoming                                1             424,000.00        0.25            424,000.00         774             80.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               254        $167,785,875.31      100.00%        $  660,574.31         745             70.51%
===================================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 1.79% of the Group 4
      Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              32

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                             CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 4 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
   CURRENT MORTGAGE LOAN           MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
   PRINCIPAL BALANCES ($)            LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

150,000.01 - 200,000.00                1        $    160,000.00        0.10%        $  160,000.00         683             80.00%
200,000.01 - 250,000.00                1             233,200.00        0.14            233,200.00         680             55.52
250,000.01 - 300,000.00                3             766,948.43        0.46            255,649.48         738             75.50
350,000.01 - 400,000.00                3           1,092,450.00        0.65            364,150.00         757             75.14
400,000.01 - 450,000.00               18           7,796,443.80        4.65            433,135.77         739             74.75
450,000.01 - 500,000.00               41          19,547,830.51       11.65            476,776.35         740             71.23
500,000.01 - 550,000.00               32          16,751,030.63        9.98            523,469.71         748             71.28
550,000.01 - 600,000.00               42          24,397,319.43       14.54            580,888.56         740             70.23
600,000.01 - 650,000.00               27          16,923,509.17       10.09            626,796.64         750             74.09
650,000.01 - 700,000.00               14           9,516,875.00        5.67            679,776.79         753             74.69
700,000.01 - 750,000.00                8           5,846,499.41        3.48            730,812.43         733             65.50
750,000.01 - 800,000.00               12           9,356,320.60        5.58            779,693.38         731             64.37
800,000.01 - 850,000.00                9           7,503,991.06        4.47            833,776.78         750             70.70
850,000.01 - 900,000.00                4           3,542,500.00        2.11            885,625.00         762             72.96
900,000.01 - 950,000.00                6           5,616,390.00        3.35            936,065.00         760             76.67
950,000.01 - 1,000,000.00             19          18,702,589.11       11.15            984,346.80         747             70.69
1,000,000.01 - 1,500,000.00           13          17,035,978.16       10.15          1,310,459.86         742             64.26
2,500,000.01 - 3,000,000.00            1           2,996,000.00        1.79          2,996,000.00         762             65.13
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               254        $167,785,875.31      100.00%        $  660,574.31         745             70.51%
===================================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Group 4 Mortgage Loans is expected to be approximately $660,574.

                                                                              33

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                  ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 4 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
      ORIGINAL                     NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
    LOAN-TO-VALUE                  MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
      RATIOS (%)                     LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

25.01 - 30.00                          1        $    650,000.00        0.39%        $  650,000.00         795             25.69%
30.01 - 35.00                          1             470,000.00        0.28            470,000.00         752             32.41
35.01 - 40.00                          2           1,645,000.00        0.98            822,500.00         786             36.56
40.01 - 45.00                          8           6,466,799.00        3.85            808,349.88         741             43.32
45.01 - 50.00                          5           3,079,676.00        1.84            615,935.20         739             48.29
50.01 - 55.00                         11           7,477,999.41        4.46            679,818.13         748             53.06
55.01 - 60.00                         10           6,562,173.72        3.91            656,217.37         723             57.60
60.01 - 65.00                         21          16,019,855.20        9.55            762,850.25         743             62.57
65.01 - 70.00                         32          22,014,107.60       13.12            687,940.86         741             67.99
70.01 - 75.00                         51          35,267,824.63       21.02            691,525.97         747             74.07
75.01 - 80.00                        112          68,132,439.75       40.61            608,325.35         746             79.59
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               254        $167,785,875.31      100.00%        $  660,574.31         745             70.51%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately
      70.51%.

                                 CURRENT MORTGAGE INTEREST RATES OF THE GROUP 4 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
   CURRENT MORTGAGE                MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
   INTEREST RATES (%)                LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

5.001 - 5.250                          2        $    738,200.00        0.44%        $  369,100.00         748             80.00%
5.251 - 5.500                          3           2,036,091.06        1.21            678,697.02         775             67.62
5.501 - 5.750                          8           5,713,943.87        3.41            714,242.98         755             69.25
5.751 - 6.000                         46          27,371,226.90       16.31            595,026.67         750             72.13
6.001 - 6.250                         89          58,533,348.76       34.89            657,678.08         747             70.85
6.251 - 6.500                         69          46,568,938.03       27.75            674,912.15         742             69.59
6.501 - 6.750                         32          22,673,759.49       13.51            708,554.98         739             70.21
6.751 - 7.000                          4           2,654,862.00        1.58            663,715.50         722             71.42
7.251 - 7.500                          1           1,495,505.20        0.89          1,495,505.20         715             62.50
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               254        $167,785,875.31      100.00%        $  660,574.31         745             70.51%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Group 4 Mortgage Loans is expected to be approximately 6.283%
      per annum.

                                                                              34

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                          GROSS MARGINS OF THE GROUP 4 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
    GROSS MARGIN (%)                 LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

2.250                                254        $167,785,875.31      100.00%        $  660,574.31         745             70.51%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               254        $167,785,875.31      100.00%        $  660,574.31         745             70.51%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Group 4
      Mortgage Loans is expected to be approximately 2.250% per annum.

                                          RATE CEILINGS OF THE GROUP 4 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
    RATE CEILINGS (%)                LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

10.001 - 10.250                        2        $    738,200.00        0.44%        $  369,100.00         748             80.00%
10.251 - 10.500                        3           2,036,091.06        1.21            678,697.02         775             67.62
10.501 - 10.750                        8           5,713,943.87        3.41            714,242.98         755             69.25
10.751 - 11.000                       46          27,371,226.90       16.31            595,026.67         750             72.13
11.001 - 11.250                       89          58,533,348.76       34.89            657,678.08         747             70.85
11.251 - 11.500                       69          46,568,938.03       27.75            674,912.15         742             69.59
11.501 - 11.750                       32          22,673,759.49       13.51            708,554.98         739             70.21
11.751 - 12.000                        4           2,654,862.00        1.58            663,715.50         722             71.42
12.251 - 12.500                        1           1,495,505.20        0.89          1,495,505.20         715             62.50
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               254        $167,785,875.31      100.00%        $  660,574.31         745             70.51%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Group 4
      Mortgage Loans is expected to be approximately 11.283% per annum.

                                                                              35

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                    FIRST RATE ADJUSTMENT DATE OF THE GROUP 4 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
      FIRST RATE                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
   ADJUSTMENT DATE                   LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

October 1, 2015                        2        $    822,995.00        0.49%        $  411,497.50         707             73.54%
November 1, 2015                       2             898,185.00        0.54            449,092.50         762             80.00
December 1, 2015                       2             765,600.00        0.46            382,800.00         723             80.00
January 1, 2016                        9           7,528,284.97        4.49            836,476.11         732             68.81
February 1, 2016                       1             650,000.00        0.39            650,000.00         770             69.52
March 1, 2016                         43          28,219,586.52       16.82            656,269.45         744             69.87
April 1, 2016                        101          63,436,138.53       37.81            628,080.58         743             72.64
May 1, 2016                           94          65,465,085.29       39.02            696,437.08         748             68.64
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               254        $167,785,875.31      100.00%        $  660,574.31         745             70.51%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 119 months.

                                         REMAINING TERMS OF THE GROUP 4 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
   REMAINING TERM                  MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
      (MONTHS)                       LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

341 - 360                            254        $167,785,875.31      100.00%        $  660,574.31         745             70.51%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               254        $167,785,875.31      100.00%        $  660,574.31         745             70.51%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Group 4 Mortgage Loans is expected to be approximately 359 months.

                                                                              36

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                   CREDIT SCORING OF MORTGAGORS OF THE GROUP 4 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
                                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
    CREDIT SCORES                    LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

801 - 850                              9        $  6,196,937.31        3.69%        $  688,548.59         808             69.85%
751 - 800                            116          77,146,525.93       45.98            665,056.26         774             69.94
701 - 750                             90          60,487,108.54       36.05            672,078.98         728             72.65
651 - 700                             33          20,898,967.72       12.46            633,302.05         682             66.34
601 - 650                              5           2,456,335.81        1.46            491,267.16         635             74.88
Not Scored                             1             600,000.00        0.36            600,000.00         N/A             60.91
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               254        $167,785,875.31      100.00%        $  660,574.31         745             70.51%
===================================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                           ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 4 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
      ORIGINAL                     NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
   DEBT-TO-INCOME                  MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
     RATIOS (%)                      LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                           1        $    479,900.00        0.29%        $  479,900.00         799             76.19%
10.01 - 15.00                          4           2,104,600.00        1.25            526,150.00         759             66.72
15.01 - 20.00                          7           4,396,250.00        2.62            628,035.71         750             66.60
20.01 - 25.00                         15           8,751,114.01        5.22            583,407.60         734             74.16
25.01 - 30.00                         23          13,477,387.31        8.03            585,973.36         747             69.74
30.01 - 35.00                         46          31,700,587.75       18.89            689,143.21         749             71.84
35.01 - 40.00                         59          43,407,557.39       25.87            735,721.31         745             68.96
40.01 - 45.00                         68          42,620,068.85       25.40            626,765.72         744             72.49
45.01 - 50.00                         15          10,403,450.00        6.20            693,563.33         750             67.84
50.01 - 55.00                         10           6,208,760.00        3.70            620,876.00         734             71.12
55.01 - 60.00                          5           3,726,200.00        2.22            745,240.00         733             61.45
60.01 - 65.00                          1             510,000.00        0.30            510,000.00         670             67.11
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               254        $167,785,875.31      100.00%        $  660,574.31         745             70.51%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 4 Mortgage Loans is expected to be approximately 37.07%.

                                                                              37

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                     MONTHS SINCE ORIGINATION OF THE GROUP 4 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE         AGGREGATE         AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF           CUT-OFF          CUT-OFF          AVERAGE         WEIGHTED
    MONTHS SINCE                   MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL         CREDIT           AVERAGE
    ORIGINATION                      LOANS          BALANCE           BALANCE          BALANCE           SCORE        ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

1 - 6                                250        $166,064,695.31       98.97%        $  664,258.78         745             70.44%
7 - 12                                 4           1,721,180.00        1.03            430,295.00         736             76.91
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               254        $167,785,875.31      100.00%        $  660,574.31         745             70.51%
===================================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Group 4 Mortgage Loans is expected to be approximately 2 months.

                                                                              38

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   COLLATERAL SUMMARY FOR ALL MORTGAGE LOANS
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Mortgage Loans consist of One-Year and Six-Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 6 months or 3, 4, 5, 6, 7, or 10 years after origination and thereafter the Mortgage Loans have a variable interest rate.
Approximately 75.82% of the Mortgage Loans require only the payment of interest until the 37th, 50th, 61st, 85th, or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter (with respect to the One-Year LIBOR based ARMs) or every six months thereafter (with respect to the Six-Month LIBOR based ARMs). The mortgage interest rates will be indexed to One-Year or Six-Month LIBOR and will adjust to that index plus a certain numbers of basis points (the "Gross Margin"). The
One-Year and Six-Month LIBOR indices will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or
(ii) forty-five days prior to the adjustment date. The One-Year and Six-Month
LIBOR indices are calculated as the average of the interbank offered rates for one-year or six-month U.S. dollar-denominated deposits in the London Market, each as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.500% to
13.750%. The effective minimum interest rate for substantially all of the
Mortgage Loans will be each Mortgage Loan's Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

-----------------------------------------------------------------------------------------------------------
                                                              COLLATERAL SUMMARY   RANGE (IF APPLICABLE)
                                                              ------------------   ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                      $637,413,148

TOTAL NUMBER OF LOANS                                                      1,030

AVERAGE LOAN PRINCIPAL BALANCE                                          $618,848    $35,634 to $3,000,000

WA GROSS COUPON                                                           6.202%         4.500% to 7.750%

WA FICO                                                                      741               620 to 821

WA ORIGINAL TERM                                                      360 months

WA REMAINING TERM                                                     359 months        343 to 360 months

WA OLTV                                                                   71.58%         21.05% to 95.00%

WA DTI                                                                    36.21%          5.47% to 68.50%

WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                77 months          6 to 120 months

WA GROSS MARGIN                                                           2.250%         2.250% to 2.750%

WA RATE CEILING                                                          11.261%        9.500% to 13.750%

GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES         CA               47.88%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL   FL               12.23%
BALANCE                                                  VA                4.39%
                                                         MD                2.87%
                                                         IL                2.69%

PERCENTAGE OF "ALTERNATIVE" UNDERWRITING GUIDELINE                        38.31%
MORTGAGE LOANS

PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI POLICIES                       0.48%

PERCENTAGE OF BUYDOWN LOANS                                                0.17%
------------------------------------------------------------------------------------------------------------

                                                                              39

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                    OCCUPANCY OF MORTGAGED PROPERTIES OF THE MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE        AGGREGATE         AVERAGE          WEIGHTED
                                   NUMBER OF        CUT-OFF          CUT-OFF          CUT-OFF          AVERAGE          WEIGHTED
                                   MORTGAGE        PRINCIPAL        PRINCIPAL        PRINCIPAL          CREDIT          AVERAGE
    OCCUPANCY                        LOANS          BALANCE          BALANCE          BALANCE           SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Primary Residence                    909        $560,939,908.69       88.00%        $  617,095.61         740             71.64%
Second Home                           97          66,270,397.10       10.40            683,199.97         750             70.32
Investor Property                     24          10,202,841.81        1.60            425,118.41         731             76.39
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,030        $637,413,147.60      100.00%        $  618,847.72         741             71.58%
===================================================================================================================================

(2) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                                PROPERTY TYPES OF THE MORTGAGE LOANS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE        AGGREGATE          AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF          CUT-OFF           CUT-OFF         AVERAGE          WEIGHTED
                                   MORTGAGE        PRINCIPAL        PRINCIPAL         PRINCIPAL         CREDIT          AVERAGE
     PROPERTY TYPE                   LOANS          BALANCE          BALANCE           BALANCE          SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Single Family Residence              593        $372,617,240.66       58.46%        $  628,359.60         740             71.27%
PUD                                  260         158,281,935.96       24.83            608,776.68         742             70.57
Condominium                          151          88,392,409.84       13.87            585,380.20         748             73.83
2-Family                              11           7,812,652.32        1.23            710,241.12         741             74.40
Townhouse                              9           5,659,012.82        0.89            628,779.20         714             79.50
3-Family                               5           4,208,123.56        0.66            841,624.71         737             73.18
4-Family                               1             441,772.44        0.07            441,772.44         766             75.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,030        $637,413,147.60      100.00%        $  618,847.72         741             71.58%
===================================================================================================================================

                                            MORTGAGE LOAN PURPOSE OF THE MORTGAGE LOANS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE        AGGREGATE          AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF          CUT-OFF           CUT-OFF         AVERAGE          WEIGHTED
                                   MORTGAGE        PRINCIPAL        PRINCIPAL         PRINCIPAL         CREDIT          AVERAGE
      PURPOSE                        LOANS          BALANCE          BALANCE           BALANCE          SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Purchase                             653        $394,655,617.81       61.92%        $  604,373.07         744             75.08%
Refinance-Cashout                    222         139,895,432.86       21.95            630,159.61         736             65.90
Refinance-Rate/Term                  155         102,862,096.93       16.14            663,626.43         738             65.85
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,030        $637,413,147.60      100.00%        $  618,847.72         741             71.58%
===================================================================================================================================

                                                                              40

BANC OF AMERICA SECURITIES LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is provided for your information by Banc of
America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                           GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE        AGGREGATE          AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF          CUT-OFF           CUT-OFF         AVERAGE          WEIGHTED
                                   MORTGAGE        PRINCIPAL        PRINCIPAL         PRINCIPAL         CREDIT          AVERAGE
  GEOGRAPHIC AREA                    LOANS          BALANCE          BALANCE           BALANCE          SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

Arizona                               25        $ 16,601,192.97        2.60%        $  664,047.72         740             69.73%
Arkansas                               1             479,600.00        0.08            479,600.00         742             80.00
California                           494         305,164,938.88       47.88            617,742.79         741             71.66
Colorado                              17          14,092,922.52        2.21            828,995.44         736             71.88
Connecticut                           10           8,051,609.83        1.26            805,160.98         771             67.11
Delaware                               1             518,059.08        0.08            518,059.08         708             59.31
District of Columbia                  11           6,237,734.40        0.98            567,066.76         735             73.47
Florida                              127          77,943,955.98       12.23            613,731.94         741             71.42
Georgia                               27          14,455,920.78        2.27            535,404.47         742             75.00
Hawaii                                 8           6,795,377.71        1.07            849,422.21         723             68.26
Idaho                                  1             646,000.00        0.10            646,000.00         780             51.35
Illinois                              26          17,155,830.88        2.69            659,839.65         740             73.68
Indiana                                3           1,504,499.00        0.24            501,499.67         751             77.78
Kentucky                               1             160,000.00        0.03            160,000.00         683             80.00
Louisiana                              1             173,918.46        0.03            173,918.46         639             85.00
Maine                                  3           1,975,000.00        0.31            658,333.33         677             72.93
Maryland                              31          18,265,471.08        2.87            589,208.74         729             72.82
Massachusetts                         18          11,720,552.41        1.84            651,141.80         749             67.66
Michigan                               2           4,491,505.20        0.70          2,245,752.60         746             64.25
Minnesota                              2           1,519,200.00        0.24            759,600.00         727             67.24
Missouri                               8           5,618,180.79        0.88            702,272.60         746             73.86
Nebraska                               1             531,444.56        0.08            531,444.56         715             80.00
Nevada                                20           9,119,083.87        1.43            455,954.19         740             68.79
New Hampshire                          1             576,000.00        0.09            576,000.00         735             80.00
New Jersey                            14           8,494,611.76        1.33            606,757.98         748             75.84
New Mexico                             2           1,369,305.11        0.21            684,652.56         704             56.35
New York                              14           9,593,130.99        1.51            685,223.64         752             67.68
North Carolina                        13           8,278,894.86        1.30            636,838.07         730             72.52
Ohio                                   1             440,000.00        0.07            440,000.00         745             80.00
Oklahoma                               1             195,258.62        0.03            195,258.62         692             80.00
Oregon                                 6           2,837,361.64        0.45            472,893.61         752             76.13
Pennsylvania                           4           3,353,465.81        0.53            838,366.45         713             62.21
Rhode Island                           2           1,847,187.89        0.29            923,593.95         702             80.00
South Carolina                        18           8,113,543.18        1.27            450,752.40         760             71.08
Tennessee                              2           1,078,275.00        0.17            539,137.50         758             70.90
Texas                                 31          16,260,146.69        2.55            524,520.86         751             70.16
Utah                                   9           6,388,588.27        1.00            709,843.14         724             66.43
Vermont                                2           1,703,920.00        0.27            851,960.00         781             62.08
Virginia                              45          27,966,035.78        4.39            621,467.46         743             76.08
Washington                            22          11,762,624.48        1.85            534,664.75         731             74.46
Wisconsin                              3           2,568,799.12        0.40            856,266.37         743             60.62
Wyoming                                2           1,364,000.00        0.21            682,000.00         777             68.35
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,030        $637,413,147.60      100.00%        $  618,847.72         741             71.58%
===================================================================================================================================

(2)   As of the Cut-off Date, no more than approximately 0.86% of the Mortgage
      Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              41

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                 CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE        AGGREGATE          AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF          CUT-OFF           CUT-OFF         AVERAGE          WEIGHTED
     CURRENT MORTGAGE LOAN         MORTGAGE        PRINCIPAL        PRINCIPAL         PRINCIPAL         CREDIT          AVERAGE
     PRINCIPAL BALANCES ($)          LOANS          BALANCE          BALANCE           BALANCE          SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

0.01 - 50,000.00                       1        $     35,633.68        0.01%        $   35,633.68         696             80.00%
50,000.01 - 100,000.00                 6             467,864.02        0.07             77,977.34         711             69.70
100,000.01 - 150,000.00               12           1,525,851.16        0.24            127,154.26         745             74.95
150,000.01 - 200,000.00               13           2,333,544.08        0.37            179,503.39         697             83.57
200,000.01 - 250,000.00               13           2,857,270.13        0.45            219,790.01         731             74.75
250,000.01 - 300,000.00               18           4,824,320.18        0.76            268,017.79         725             76.46
300,000.01 - 350,000.00                9           2,914,076.46        0.46            323,786.27         705             73.30
350,000.01 - 400,000.00               23           8,654,263.09        1.36            376,272.31         735             70.62
400,000.01 - 450,000.00               94          40,842,171.93        6.41            434,491.19         732             73.81
450,000.01 - 500,000.00              196          93,546,707.84       14.68            477,279.12         738             73.80
500,000.01 - 550,000.00              142          74,581,801.55       11.70            525,223.95         740             73.21
550,000.01 - 600,000.00              141          81,557,184.61       12.80            578,419.75         744             72.14
600,000.01 - 650,000.00               96          60,547,513.83        9.50            630,703.27         738             73.17
650,000.01 - 700,000.00               42          28,631,677.79        4.49            681,706.61         748             72.16
700,000.01 - 750,000.00               35          25,602,627.94        4.02            731,503.66         743             70.39
750,000.01 - 800,000.00               31          24,262,337.37        3.81            782,656.04         748             68.80
800,000.01 - 850,000.00               16          13,249,081.77        2.08            828,067.61         758             70.24
850,000.01 - 900,000.00               18          15,848,658.60        2.49            880,481.03         757             71.97
900,000.01 - 950,000.00               17          15,840,004.09        2.49            931,764.95         742             74.79
950,000.01 - 1,000,000.00             51          50,447,450.69        7.91            989,165.70         751             68.18
1,000,000.01 - 1,500,000.00           39          49,256,949.34        7.73          1,262,998.70         735             64.57
1,500,000.01 - 2,000,000.00            7          12,903,617.03        2.02          1,843,373.86         774             61.93
2,000,000.01 - 2,500,000.00            4           9,160,911.22        1.44          2,290,227.81         714             80.00
2,500,000.01 - 3,000,000.00            6          17,521,629.20        2.75          2,920,271.53         732             70.47
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,030        $637,413,147.60      100.00%        $  618,847.72         741             71.58%
===================================================================================================================================

(2)   As of the Cut-off Date, the average outstanding principal balance of the
      Mortgage Loans is expected to be approximately $618,848.

                                                                              42

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                      ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    PERCENT OF
                                                   AGGREGATE        AGGREGATE          AVERAGE         WEIGHTED
                                   NUMBER OF        CUT-OFF          CUT-OFF           CUT-OFF         AVERAGE          WEIGHTED
ORIGINAL LOAN-TO-                  MORTGAGE        PRINCIPAL        PRINCIPAL         PRINCIPAL         CREDIT          AVERAGE
 VALUE RATIOS (%)                    LOANS          BALANCE          BALANCE           BALANCE          SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------

20.01 - 25.00                          3        $  2,583,300.00        0.41%        $  861,100.00         779             21.56%
25.01 - 30.00                          3           1,339,854.21        0.21            446,618.07         787             26.60
30.01 - 35.00                          6           3,929,179.00        0.62            654,863.17         740             32.98
35.01 - 40.00                          8           5,819,305.11        0.91            727,413.14         764             37.66
40.01 - 45.00                         14          10,779,799.00        1.69            769,985.64         745             43.36
45.01 - 50.00                         30          19,468,765.03        3.05            648,958.83         754             47.93
50.01 - 55.00                         41          25,972,881.98        4.07            633,484.93         752             53.01
55.01 - 60.00                         34          25,131,005.05        3.94            739,147.21         738             58.03
60.01 - 65.00                         74          51,824,474.35        8.13            700,330.73         741             62.65
65.01 - 70.00                        104          72,365,397.63       11.35            695,821.13         743             68.40
70.01 - 75.00                        149         101,047,429.33       15.85            678,170.67         741             73.90
75.01 - 80.00                        553         314,121,167.19       49.28            568,031.04         739             79.62
80.01 - 85.00                          1             173,918.46        0.03            173,918.46         639             85.00
85.01 - 90.00                          9           2,615,907.90        0.41            290,656.43         697             89.88
90.01 - 95.00                          1             240,763.36        0.04            240,763.36           0             95.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,030        $637,413,147.60      100.00%        $  618,847.72         741             71.58%
===================================================================================================================================

(2)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Mortgage Loans is expected to be approximately 71.58%.

                                                                              43

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                       CURRENT MORTGAGE INTEREST RATES OF THE MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------------------------------------
                                                                  PERCENT OF
                                                   AGGREGATE       AGGREGATE           AVERAGE
                                 NUMBER OF          CUT-OFF         CUT-OFF            CUT-OFF                         WEIGHTED
 CURRENT MORTGAGE                MORTGAGE          PRINCIPAL       PRINCIPAL          PRINCIPAL   WEIGHTED AVERAGE      AVERAGE
INTEREST RATES (%)                 LOANS            BALANCE         BALANCE            BALANCE      CREDIT SCORE     ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------------

4.251 - 4.500                          1        $    361,600.00        0.06%        $  361,600.00         791             80.00%
4.501 - 4.750                          3           1,594,275.00        0.25            531,425.00         742             74.20
4.751 - 5.000                          5           3,095,357.00        0.49            619,071.40         735             73.50
5.001 - 5.250                         29          13,678,703.40        2.15            471,679.43         744             74.17
5.251 - 5.500                         46          23,924,160.89        3.75            520,090.45         753             74.34
5.501 - 5.750                         88          56,688,545.71        8.89            644,188.02         746             71.03
5.751 - 6.000                        193         116,786,492.39       18.32            605,111.36         741             72.55
6.001 - 6.250                        283         171,923,506.39       26.97            607,503.56         744             70.16
6.251 - 6.500                        240         151,512,027.59       23.77            631,300.11         740             72.26
6.501 - 6.750                         91          59,561,856.87        9.34            654,525.90         729             71.94
6.751 - 7.000                         38          26,685,769.23        4.19            702,257.09         741             71.26
7.001 - 7.250                          6           4,905,419.49        0.77            817,569.92         679             71.15
7.251 - 7.500                          4           5,920,505.20        0.93          1,480,126.30         755             58.68
7.501 - 7.750                          3             774,928.44        0.12            258,309.48         716             80.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,030        $637,413,147.60      100.00%        $  618,847.72         741             71.58%
==================================================================================================================================

(2)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Mortgage Loans is expected to be approximately 6.202% per annum.

                                                                              44

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                                GROSS MARGINS OF THE MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------------------------------------
                                                                  PERCENT OF
                                                   AGGREGATE       AGGREGATE           AVERAGE
                                 NUMBER OF          CUT-OFF         CUT-OFF            CUT-OFF                         WEIGHTED
                                 MORTGAGE          PRINCIPAL       PRINCIPAL          PRINCIPAL   WEIGHTED AVERAGE      AVERAGE
   GROSS MARGIN (%)                LOANS            BALANCE         BALANCE            BALANCE      CREDIT SCORE     ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------------

2.250                              1,029        $636,863,147.60       99.91%        $  618,914.62         741             71.59%
2.750                                  1             550,000.00        0.09            550,000.00         N/A             51.50
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,030        $637,413,147.60      100.00%        $  618,847.72         741             71.58%
==================================================================================================================================

(2)   As of the Cut-off Date, the weighted average Gross Margin of the Mortgage
      Loans is expected to be approximately 2.250% per annum.

                                                RATE CEILINGS OF THE MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------------------------------------
                                                                  PERCENT OF
                                                   AGGREGATE       AGGREGATE           AVERAGE
                                 NUMBER OF          CUT-OFF         CUT-OFF            CUT-OFF                         WEIGHTED
                                 MORTGAGE          PRINCIPAL       PRINCIPAL          PRINCIPAL   WEIGHTED AVERAGE      AVERAGE
  RATE CEILINGS (%)                LOANS            BALANCE         BALANCE            BALANCE      CREDIT SCORE     ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------------

9.251 - 9.500                          1        $    361,600.00        0.06%        $  361,600.00         791             80.00%
9.501 - 9.750                          3           1,594,275.00        0.25            531,425.00         742             74.20
9.751 - 10.000                         4           2,556,994.00        0.40            639,248.50         741             72.13
10.001 - 10.250                       27          12,178,714.40        1.91            451,063.50         744             74.41
10.251 - 10.500                       46          24,352,224.89        3.82            529,396.19         753             74.45
10.501 - 10.750                       84          54,328,295.71        8.52            646,765.43         746             71.06
10.751 - 11.000                      180         110,436,125.39       17.33            613,534.03         741             72.23
11.001 - 11.250                      271         165,575,998.94       25.98            610,981.55         744             70.30
11.251 - 11.500                      224         139,945,642.85       21.96            624,757.33         740             72.66
11.501 - 11.750                       90          57,764,431.87        9.06            641,827.02         729             72.26
11.751 - 12.000                       48          31,369,104.00        4.92            653,523.00         744             72.64
12.001 - 12.250                       18          11,766,926.94        1.85            653,718.16         726             67.82
12.251 - 12.500                       20          16,759,538.16        2.63            837,976.91         745             64.45
12.501 - 12.750                        7           4,486,678.25        0.70            640,954.04         731             67.55
12.751 - 13.000                        5           3,004,672.01        0.47            600,934.40         714             71.23
13.001 - 13.250                        1             486,000.00        0.08            486,000.00         700             90.00
13.501 - 13.750                        1             445,925.19        0.07            445,925.19         727             80.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,030        $637,413,147.60      100.00%        $  618,847.72         741             71.58%
==================================================================================================================================

(2)   As of the Cut-off Date, the weighted average Rate Ceiling of the Mortgage
      Loans is expected to be approximately 11.261% per annum.

                                                                              45

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                         FIRST RATE ADJUSTMENT DATE OF THE MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------------------------------------
                                                                  PERCENT OF
                                                   AGGREGATE       AGGREGATE           AVERAGE
                                 NUMBER OF          CUT-OFF         CUT-OFF            CUT-OFF                         WEIGHTED
     FIRST RATE                  MORTGAGE          PRINCIPAL       PRINCIPAL          PRINCIPAL   WEIGHTED AVERAGE      AVERAGE
  ADJUSTMENT DATE                  LOANS            BALANCE         BALANCE            BALANCE      CREDIT SCORE     ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------------

November 1, 2006                       1        $    550,000.00        0.09%        $  550,000.00         N/A             51.50%
October 1, 2008                        1             342,559.49        0.05            342,559.49         651             76.67
November 1, 2008                       1              71,925.00        0.01             71,925.00         688             51.38
December 1, 2008                       2           1,923,040.16        0.30            961,520.08         749             70.58
January 1, 2009                        9           6,142,346.29        0.96            682,482.92         712             68.70
February 1, 2009                       1             393,814.40        0.06            393,814.40         761             54.86
March 1, 2009                          9           3,206,956.92        0.50            356,328.55         743             77.67
April 1, 2009                         17          11,138,112.57        1.75            655,183.09         728             72.07
May 1, 2009                           20          12,572,049.00        1.97            628,602.45         765             69.87
December 1, 2009                       2             471,180.19        0.07            235,590.10         786             80.00
January 1, 2010                        1             275,260.75        0.04            275,260.75         779             77.78
June 1, 2010                           1             209,119.19        0.03            209,119.19         742             75.00
July 1, 2010                           1             276,221.26        0.04            276,221.26         750             80.00
August 1, 2010                         1             272,240.78        0.04            272,240.78         759             50.00
September 1, 2010                      4           1,210,000.00        0.19            302,500.00         710             67.34
October 1, 2010                        6           1,811,339.87        0.28            301,889.98         723             73.43
November 1, 2010                       7           1,726,139.32        0.27            246,591.33         757             76.04
December 1, 2010                       6           2,399,325.12        0.38            399,887.52         690             69.69
January 1, 2011                       11           4,203,143.69        0.66            382,103.97         704             76.71
February 1, 2011                       3           2,530,454.24        0.40            843,484.75         718             66.69
March 1, 2011                         54          32,498,906.83        5.10            601,831.61         712             74.48
April 1, 2011                        244         147,835,365.17       23.19            605,882.64         736             73.97
May 1, 2011                          246         155,256,075.34       24.36            631,122.26         748             70.88
August 1, 2011                         1             431,158.10        0.07            431,158.10         676             75.52
May 1, 2012                            1             877,110.18        0.14            877,110.18         716             76.43
November 1, 2012                       1             397,608.53        0.06            397,608.53         743             56.86
December 1, 2012                       2             810,057.03        0.13            405,028.52         700             67.78
January 1, 2013                        1             384,523.50        0.06            384,523.50         665             74.95
March 1, 2013                          7           4,904,229.79        0.77            700,604.26         757             72.97
April 1, 2013                         36          21,048,949.58        3.30            584,693.04         740             68.24
May 1, 2013                           79          53,458,060.00        8.39            676,684.30         749             70.17
October 1, 2015                        2             822,995.00        0.13            411,497.50         707             73.54
November 1, 2015                       2             898,185.00        0.14            449,092.50         762             80.00
December 1, 2015                       2             765,600.00        0.12            382,800.00         723             80.00
January 1, 2016                        9           7,528,284.97        1.18            836,476.11         732             68.81
February 1, 2016                       1             650,000.00        0.10            650,000.00         770             69.52
March 1, 2016                         43          28,219,586.52        4.43            656,269.45         744             69.87
April 1, 2016                        101          63,436,138.53        9.95            628,080.58         743             72.64
May 1, 2016                           94          65,465,085.29       10.27            696,437.08         748             68.64
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,030        $637,413,147.60      100.00%        $  618,847.72         741             71.58%
==================================================================================================================================

(2)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Mortgage Loans is expected to be approximately 77 months.

                    REMAINING TERMS OF THE MORTGAGE LOANS (1)

                                                                              46

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                  PERCENT OF
                                                   AGGREGATE       AGGREGATE           AVERAGE
                                 NUMBER OF          CUT-OFF         CUT-OFF            CUT-OFF                         WEIGHTED
   REMAINING TERM                MORTGAGE          PRINCIPAL       PRINCIPAL          PRINCIPAL   WEIGHTED AVERAGE      AVERAGE
      (MONTHS)                     LOANS            BALANCE         BALANCE            BALANCE      CREDIT SCORE     ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------------

341 - 360                          1,030        $637,413,147.60      100.00%        $  618,847.72         741             71.58%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,030        $637,413,147.60      100.00%        $  618,847.72         741             71.58%
==================================================================================================================================

(2)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Mortgage Loans is expected to be approximately 359 months.

                                        CREDIT SCORING OF MORTGAGORS OF THE MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------------------------------------
                                                                  PERCENT OF
                                                   AGGREGATE       AGGREGATE           AVERAGE
                                 NUMBER OF          CUT-OFF         CUT-OFF            CUT-OFF                         WEIGHTED
                                 MORTGAGE          PRINCIPAL       PRINCIPAL          PRINCIPAL   WEIGHTED AVERAGE      AVERAGE
   CREDIT SCORES                   LOANS            BALANCE         BALANCE            BALANCE      CREDIT SCORE     ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------------

801 - 850                             48        $ 30,342,562.17        4.76%        $  632,136.71         807             65.25%
751 - 800                            407         263,558,365.21       41.35            647,563.55         773             70.40
701 - 750                            365         220,765,291.05       34.63            604,836.41         727             73.27
651 - 700                            183         104,923,823.74       16.46            573,354.23         682             72.13
601 - 650                             19          10,507,567.61        1.65            553,029.87         634             76.95
Not Scored                             8           7,315,537.82        1.15            914,442.23         N/A             73.58
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,030        $637,413,147.60      100.00%        $  618,847.72         741             71.58%
==================================================================================================================================

(2)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                                                                              47

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES [LOGO](TM)
                                     BANC OF AMERICA FUNDING CORPORATION
                              Mortgage Pass-Through Certificates, Series 2006-E
                                          $632,313,000 (approximate)
--------------------------------------------------------------------------------

                                 ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------------------------------------
                                                                  PERCENT OF
                                                   AGGREGATE       AGGREGATE           AVERAGE
      ORIGINAL                   NUMBER OF          CUT-OFF         CUT-OFF            CUT-OFF                         WEIGHTED
   DEBT-TO-INCOME                MORTGAGE          PRINCIPAL       PRINCIPAL          PRINCIPAL   WEIGHTED AVERAGE      AVERAGE
     RATIOS (%)                    LOANS            BALANCE         BALANCE            BALANCE      CREDIT SCORE     ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                          11        $  7,865,450.00        1.23%        $  715,040.91         745             63.58%
10.01 - 15.00                         20          10,950,037.35        1.72            547,501.87         766             65.66
15.01 - 20.00                         29          18,058,363.03        2.83            622,702.17         750             65.88
20.01 - 25.00                         77          50,503,508.05        7.92            655,889.71         743             71.19
25.01 - 30.00                        111          62,668,724.46        9.83            564,583.10         745             69.86
30.01 - 35.00                        161         108,540,858.26       17.03            674,166.82         742             73.72
35.01 - 40.00                        238         146,690,581.03       23.01            616,346.98         738             71.72
40.01 - 45.00                        226         138,113,287.49       21.67            611,120.74         740             72.56
45.01 - 50.00                         88          53,871,141.40        8.45            612,172.06         741             72.18
50.01 - 55.00                         40          23,636,545.17        3.71            590,913.63         731             72.19
55.01 - 60.00                         21          13,370,050.40        2.10            636,669.07         750             67.08
60.01 - 65.00                          5           2,065,833.25        0.32            413,166.65         714             64.66
65.01 - 70.00                          2             658,767.71        0.10            329,383.86         734             66.03
Not Scored                             1             420,000.00        0.07            420,000.00         709             72.10
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,030        $637,413,147.60      100.00%        $  618,847.72         741             71.58%
==================================================================================================================================

(2)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Mortgage Loans is expected to be approximately 36.21%.

                                          MONTHS SINCE ORIGINATION OF THE MORTGAGE LOANS (1)

----------------------------------------------------------------------------------------------------------------------------------
                                                                  PERCENT OF
                                                   AGGREGATE       AGGREGATE           AVERAGE
                                 NUMBER OF          CUT-OFF         CUT-OFF            CUT-OFF                         WEIGHTED
    MONTHS SINCE                 MORTGAGE          PRINCIPAL       PRINCIPAL          PRINCIPAL   WEIGHTED AVERAGE      AVERAGE
    ORIGINATION                    LOANS            BALANCE         BALANCE            BALANCE      CREDIT SCORE     ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------------

1 - 6                                996        $626,020,839.16       98.21%        $  628,534.98         741             71.55%
7 - 12                                28           8,837,610.22        1.39            315,628.94         729             71.65
13 - 18                                5           2,123,540.12        0.33            424,708.02         745             77.43
19 - 24                                1             431,158.10        0.07            431,158.10         676             75.52
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,030        $637,413,147.60      100.00%        $  618,847.72         741             71.58%
==================================================================================================================================

(2)   As of the Cut-off Date, the weighted average Months Since Origination of the Mortgage Loans is expected to be approximately 2 months.

                                                                              48

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------